                                                                 DAVIS TAX-FREE
                                                               HIGH INCOME FUND



                                                                  ANNUAL REPORT
                                                             SEPTEMBER 30, 1997
























                                                                    DAVIS FUNDS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

Dear Shareholder:

PERFORMANCE REVIEW

The Davis Tax-Free High Income Fund continues to provide shareholders with good risk-adjusted performance and assets under management have enjoyed impressive growth. While the Fund lagged behind its peer group in terms of absolute total return during its latest fiscal year, its risk level is considerably lower than other funds in its category.

In terms of absolute performance, the Fund's Class A shares generated a total return on net asset value of 7.66% for the one-year period ended September 30, 1997. This compared to an average total return of 9.64% for the 48 High Yield Muni Debt funds tracked by Lipper Analytical Services, Inc.1

At the same time, the average credit quality rating of your Fund's portfolio is currently AA- for the securities that are rated. This investment-grade rating is considerably higher than the quality rating of most high-yield municipal bond funds.

Looking at risk-adjusted performance, as of September 30, 1997, the Davis Tax-Free High Income Fund's Class B shares held Morningstar's highest rating, ***** (five stars), overall and for every time period measured--three, five and 10 years.2 This superior risk-adjusted rating was achieved, in part, by the Fund's low level of volatility, in addition to its total return. Importantly, the Fund has not had one year without a positive return since its inception in March 1985.

Investors, in general, are having difficulty finding attractive investment opportunities in all markets because prices of most investments seem high based on historical measures. Yet the Davis Tax-Free High Income Fund has enjoyed strong inflows of cash, particularly over the last six months, with total assets increasing from approximately $158 million on March 31, 1997 to $227 million on September 30, 1997.3

A primary reason for this strong growth is that your Fund offers value, given its excellent risk-adjusted performance and its high yield relative to the portfolio's average credit rating. Furthermore, most of the Fund's return comes from tax-free income, rather than capital gains, which is a another significant advantage for investors in high tax brackets.

A LOW-RISK, HIGH-RETURN COMPLEMENT TO EQUITY HOLDINGS

During 1997, the yield on the Davis Tax-Free High Income Fund has generated the equivalent of around 10% in taxable income for investors in the highest tax bracket.4

The Fund's volatility is so low that Morningstar classifies it as a short-term municipal fund. According to Morningstar, "Over both the trailing three- and five-year periods, its returns have been higher than any other national offering in the short-term category." Morningstar also notes, "There are compelling reasons to believe that its strong performance will continue. Manager Clark Stamper has identified a number of inefficiencies in the market that he can take advantage of. Indeed, he has more compelling stories for the bonds he buys than one normally hears....this fund's record is truly impressive."5

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

A DISCIPLINED RESEARCH PROCESS

The Davis Tax-Free High Income Fund continues to employ the same investment strategies that it used to achieve its top risk-adjusted performance rating. We take a long-term view, concentrating primarily on evaluating the risk and reward trade-offs of different investments through a disciplined research process. Our objective is to obtain the best yield per credit quality--that is, to get the most for shareholders' money given the risk taken--in order to maximize upside potential and downside protection.

We devote considerable time to bottom-up credit analysis of municipal bond issuers in order to minimize credit risk. Our major concern is assuring that the credit quality of your Fund's investments does not deteriorate and that the Fund is paid interest and principal on schedule.

In addition, we analyze each individual investment's security characteristics in terms of upside potential and downside protection. We seek to minimize both interest rate risk (the risk that interest rates will rise, causing the value of fixed-coupon bonds to decline) and call risk (the risk that bonds will be called ahead of schedule after interest rates drop, meaning proceeds must be reinvested at lower yields).

A CONTRARIAN VALUE-ORIENTED PHILOSOPHY

To obtain maximum yield relative to credit quality, your Fund utilizes a contrarian, value-oriented approach, investing in bonds that are out of the spotlight and often mispriced. These include housing bonds as well as industrial revenue bonds, which are municipal bonds backed by corporations. While many municipal investors are not comfortable analyzing corporate credits, Portfolio Manager B. Clark Stamper is because he also manages the Davis High Income Fund, our high-yield taxable bond fund.

Your Fund's investment policies allow considerable flexibility to invest across the credit quality spectrum--from investment-grade to non-investment-grade ratings--and across the maturity spectrum--from three months to 40 years. We take full advantage of this flexibility, fine-tuning the portfolio as market conditions dictate.

THE IMPACT OF NARROWING CREDIT QUALITY SPREADS

Normally, bonds of lower credit quality offer investors higher interest rates to compensate for the increased risk that interest and principal payments might not be made on a timely basis. However, credit quality spreads in the bond market--that is, the difference between the yields on low-quality bonds and those on high-quality bonds--are the smallest we have ever seen.

These tight spreads have been caused by the lack of issuance of lower quality, higher yielding municipals coupled with greater demand from investors whose bonds have been called and who wish to reinvest in higher yielding bonds. Because of this imbalance between supply and demand, yields have been reduced to the point that investors are no longer compensated for the greater risk associated with low-quality bonds.

Rather than overpaying for lower quality municipals just to obtain a slightly larger yield, your Fund has concentrated more on higher quality municipals, which currently offer greater value. In seeking to maximize reward relative to risk, we are willing to give up some of the upside potential of lower rated bonds in order to gain a more than proportionate amount of downside protection from higher rated securities.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

Sooner or later, credit quality spreads will widen to more normal levels--probably when the economy enters recession or the demand for lower quality municipals subsides. When that happens, lower quality bonds should underperform higher quality issues and, at that point, should provide a buying opportunity.

HOW NEW MONEY WAS INVESTED

One tactic we have employed in investing the inflow of new shareholder money has been to add to positions the Fund already owns that we believe represent good value. A recent example is the add-on investment we made in an issue of zero-coupon housing bonds due in 2014 that are backed by first mortgages. Zero-coupon bonds do not make periodic interest payments, but instead pay all interest along with principal at maturity.

These zero-coupon housing bonds were issued with a high 10 7/8% yield-to-maturity and are accruing interest at that rate, even though that rate is somewhat higher than the interest paid by the underlying assets. As a result, the issue's asset-to-liability ratio, which is currently just over one times, is dropping, and the bonds have a below-investment-grade rating of B3/BB+.

We believe bondholders, the issuer and the trustee could agree to a restructuring of these bonds that would reduce the interest accrual rate by 25%, from 10 7/8% to around 8%--which would still represent a very high rate. If this happens, the issue would probably be upgraded to an A rating, and the bonds would increase dramatically in price, even though the interest rate had been cut. In the meantime, the Fund purchased these bonds at a 10.64% yield-to-maturity and is accruing tax-free income at that rate, which is a higher yield than is currently offered on most taxable B-rated bonds.

While the Fund invests primarily with an eye to long-term value, it has also taken advantage of short-term trading opportunities created by the strong demand for low-quality municipals, despite their low yields. As an example, your Fund recently purchased new-issue 6% electric utility industrial revenue bonds at par ($1,000 per bond). The bonds, which are rated B2/B, mature on September 1, 2029 and are callable in 2002 at a dollar price of 102 ($1,020 per bond).

These bonds are an example of an issue that we think has poor upside/downside characteristics and that we would not want to hold over the long term. However, when we bought the bonds, we believed they would trade well in the short run. These bonds involve both considerable credit risk because of their low credit rating and considerable interest rate risk because of their long maturity. As a result, the bonds are likely to drop substantially if the market declines. At the same time, the bonds have poor upside potential in a strong market because they are callable in 2002 at 102, only a little more than their par issuance price. Nevertheless, investor demand for high-yield municipals is so strong that the bonds traded up as we anticipated and we sold them a few weeks after purchase for a solid profit.

We would like to inform you that, as a result of new monies being invested at current market yields, there will be a reduction in the Fund's distribution in the coming months. This will bring the Fund's distribution more in line with similar funds in the same category.

A CORE PORTFOLIO PRUDENTLY POSITIONED FOR UNCERTAIN MARKETS

Over the past year, bond yields generally have decreased somewhat, with the yield on the bellwether 30-year U.S. Treasury bond declining from around 6.75% at the end of September 1996 to just below 6.40% at the end of September 1997. At the same time, volatility has stepped up, in large part because leveraged investors, such as arbitrageurs and hedgers who tend to trade in and out frequently, have become a bigger factor in all the bond markets. This increased volatility suggests that the market may be turning and rates may be heading back up.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

Given this uncertain environment, the Davis Tax-Free High Income Fund continues to be defensively positioned with respect to credit quality and interest rate movements, much as it has been for most of the past several years. Your Fund's core holdings of cushion bonds are intact and have continued to contribute to the Fund's performance. Cushion bonds are bonds that pay larger than average interest rates and that can be purchased at relatively low prices because it is expected that the bonds will be called in or redeemed by the issuer before their maturity date.

Through careful research, our objective is to identify higher coupon, callable issues that are unlikely to be called, despite the market's expectation. Because we buy the bonds at low prices, the Fund has some protection or cushion if the overall bond market drops. Furthermore, if the bonds remain outstanding after the anticipated call date--as has been the case for many of the cushion bonds the Fund owns--the Fund continues to collect high tax-free interest income.

To lower overall risk, the portfolio also continues to be highly diversified with approximately 365 positions in 50 states and Puerto Rico. In addition, we are maintaining high credit quality to manage credit risk. Your Fund's credit quality rating for the securities that are rated has generally been A+ for the last several years, and it now stands at AA-. As a further measure of the Fund's defensive posture, approximately 33% of the bonds in the portfolio are backed by municipal bond insurance or a federal agency, up from approximately 26% at the end of March 1997.

The Fund's core holdings of high-coupon municipals offer lower volatility because these bonds tend to be much less affected by interest rate increases. At the same time, the bonds have provided investors with high levels of tax-free income. We believe the Fund's prudent philosophy and defensive strategies will reward our shareholders with strong performance, consistent with our emphasis on obtaining the best yield per credit quality and maximizing long-term risk-adjusted returns.

Sincerely,


/s/ Shelby M.C. Davis                  /s/ B. Clark Stamper


Shelby M.C. Davis                      B. Clark Stamper
Chief Investment Officer               Portfolio Manager

November 14, 1997

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

1 All performance figures cited in this letter are calculated without considering sales commissions. The average annual total return for the Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the one-year period ended September 30, 1997 and for the period December 1, 1994 through September 30, 1997 (life of Class) was 2.51% and 5.93%, respectively. The Fund's Class B shares provided a total return of 6.89% at net asset value for the one-year period ended September 30, 1997. The average annual total return for the Fund's Class B shares for the 1-, 5- and 10- year periods ended September 30, 1997, after subtracting applicable contingent deferred sales charges was 3.89%, 6.02% and 7.62%, respectively.

2 Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1997. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class B shares were rated against 1,374, 668 and 326 municipal bond funds for the three-, five- and 10-year periods, respectively. Ten percent of the funds in an investment category receive five stars; 22.5%, four stars; 35%, three stars; 22.5%, two stars; and 10%, one star. Star ratings for the fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.

3 These figures include the Fund's total assets for all classes of shares.

4 On September 30, 1997, the tax-exempt yield on the Davis Tax-Free High Income Fund's Class A shares was 5.84%, which is equivalent to a taxable yield of 9.67% for investors in the top 39.6% federal tax bracket.

5 Morningstar Mutual Funds, August 1, 1997.

DAVIS TAX-FREE HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

TABLE OF KEY STATISTICS

                         NET ASSET VALUE TOTAL RETURNS
                         -----------------------------

-------------------------------------------------------------------------------
Class A Shares      3 mos. 1.97%     6 mos.      4.05%      12 mos.      7.66%
Class B Shares      3 mos. 1.78%     6 mos.      3.67%      12 mos.      6.89%
Class C Shares
-------------------------------------------------------------------------------


               NET ASSET VALUE AVERAGE ANNUAL TOTAL RETURNS
               --------------------------------------------

-------------------------------------------------------------------------------
Class A Shares      Since inception (December 1, 1994)                   7.75%
Class B Shares      3 yrs.6.35%      5 yrs.      6.17%      10 yrs.      7.62%
Class C Shares
-------------------------------------------------------------------------------


    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
    ------------------------------------------------------------------------
                       TOTAL ASSETS AT SEPTEMBER 30, 1997
                       ----------------------------------

                                                Fund's
                                              Assessment
                                             of Non-rated   General Definition
Moody's/S&P Rating Category     Percentage    Securities     of Bond Quality
---------------------------     ----------    ----------     ---------------
Aaa/AAA........................   36.19%         0.20%      Highest quality
Aa/AA..........................    6.63%         0.41%      High quality
A/A............................   14.46%         0.56%      Upper medium grade
Baa/BBB........................    7.23%         4.72%      Medium grade
Ba/BB..........................    7.26%        10.88%      Some speculative
                                                            elements
B/B............................    0.65%         6.57%      Speculative
Caa/CCC........................    0.00%         0.00%      More speculative
Ca, C/CC, C, D.................    0.00%         0.00%      Very speculative,
                                                            may be in default
Not Rated......................   23.34%         0.00%      Not rated by
                                                            Moody's or S&P
Short-term Investments.........    4.24%         0.00%
                                   -----         -----
                                 100.00%        23.34%


Average credit rating:               AA-
Weighted average maturity:           15.63 years

DAVIS TAX-FREE HIGH INCOME FUND
COMPARISON OF DAVIS TAX-FREE HIGH INCOME FUND, CLASS A SHARES AND LEHMAN BROTHERS 10 YEAR REVENUE BOND INDEX

===============================================================================

     Average Annual Total Return For the Periods ended September 30, 1997.

              -------------------------------------------------
                CLASS A SHARES (This calculation includes an
                initial sales charge of 4 3/4%.)
                One Year.............................. 2.51%
                Life of class (December 1, 1994
                through September 30, 1997)........... 5.93%
              -------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Tax-Free High Income Fund A shares on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart below shows, by September 30, 1997 the value of your investment would have grown to $11,774 - a 17.74% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below.



[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]


                                           12/1/94   9/30/95   9/30/96   9/30/97
                                           -------   -------   -------   -------
Davis Tax-Free High Income Fund Class A     $9,525   $10,285   $10,936   $11,774
Lehman Brothers 10 Year Revenue            $10,000    $8,728    $9,309   $10,430

Lehman Brothers 10 Year Revenue Bond Index is an unmanaged index and has no specific investment objective. The index used includes gross dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Tax-Free High Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND
COMPARISON OF DAVIS TAX-FREE HIGH INCOME FUND, CLASS B SHARES AND LEHMAN BROTHERS 10 YEAR REVENUE BOND INDEX

===============================================================================

     Average Annual Total Return For the Periods ended September 30, 1997.

--------------------------------------  ----------------------------------------
CLASS B SHARES (This calculation        CLASS C SHARES (This calculation
includes applicable contingent          includes applicable contingent
deferred sales charges.)                deferred sales charges.)
One Year......................   3.89%
Five Years....................   6.02%  Life of Class (August 18, 1997
Ten Years.....................   7.62%  through September 30, 1997....   (0.23%)
--------------------------------------  ----------------------------------------


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Tax-Free High Income Fund B shares on September 30, 1987. As the chart below shows, by September 30, 1997 the value of your investment would have grown to $20,847 - a 108.47% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below.


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                                         9/30/87 9/30/88 9/30/89 9/30/90 9/30/91 9/30/92 9/30/93 9/30/94 9/30/95 9/30/96 9/30/97
                                         ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Davis Tax-Free High Income Fund Class B  $10,000 $11,258 $12,229 $12,885 $14,186 $15,451 $16,857 $17,331 $18,482 $19,504 $20,847
Lehman Brothers 10 Year Revenue          $10,000 $11,323 $12,218 $13,043 $14,875 $16,416 $18,589 $13,247 $15,382 $16,406 $18,381


Lehman Brothers 10 Year Revenue Bond Index is an unmanaged index and has no specific investment objective. The index used includes gross dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Tax-Free High Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND
PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1997

===============================================================================

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]


Portfolio Makeup (% of Fund Assets)          Sector Weightings (% of Portfolio)
-----------------------------------          ----------------------------------
Cash & Equivalents            6.7%           General Obligation            5.5%
Municipal Bonds              93.3%           Utilities                    12.9%
                                             Education                     4.0%
                                             Health                       26.3%
                                             Public Facilities             0.9%
                                             Housing                      12.7%
                                             Other                         6.6%
                                             Ind. Dev. Rev.               15.5%
                                             Poll. Ctrl. Rev.              2.4%
                                             Other Revenue Bonds          13.2%

                                                                                                 % OF
                                                                                                 FUND
TOP 10 HOLDINGS                                                                    STATE        ASSETS
------------------------------------------------------------------------------------------------------
Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
    Ser. D, 9.25%, 07/01/12                                                     Wisconsin       1.82%
Puerto Rico Commonwealth Infrastructure Fin. Auth. Special Bds.,
    Ser. '88 A, 7.75%, 07/01/08                                                 Puerto Rico     1.60%
The Ohio Cnty. Bldg. Comm., WV, Hlth. Sys. Rev. Ref. Bds. (Ohio
    Valley Med. Ctr. Issue) Ser. '85, 9.625%, 01/01/13                          West Virginia   1.54%
Beaver Cnty., PA, IDA PCR Bds. (J&L Specialty Steel-Formerly Known
    as Colt Ind. Prj.) Ser. 19, 7.00%, 06/01/08                                 Pennsylvania    1.33%
Claiborne Cnty., MS, PCR (Middle South Energy, Inc. Prj.) Ser. C,
    9.875%, 12/01/14                                                            Mississippi     1.28%
New York, NY, City Muni Wtr. Fin. Auth., Wtr. & Swr. Rev. Bds.,
    Ser. '97 B, 5.125%, 06/15/30                                                New York        1.26%
Clifton Park, NY, IDA IDR Bds. (Caldor Inc. Prj.) Ser. A, 11.25%,
    12/01/12                                                                    New York        1.13%
Mississippi Home Corp. Residual Rev. Bds., Cap. Appreciation, Ser. I '92,
    Zero Cpn., 09/15/16                                                         Mississippi     1.09%
The Mahoning Valley Sanitary Dist. (Ohio) Wtr. Rev. Bds., Ser. '94,
    7.750%, 05/15/19                                                            Ohio            0.97%
Berks Cnty., PA, IDA (Supermarkets General Corp. Prj.), 10.50%, 11/01/03        Pennsylvania    0.94%

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - (93.29%)
                ALABAMA - (1.34%)
$     335,000   Alabama Hsg. Fin. Auth., Sngl. Fam. Hsg. Rev. Bds. (MBIA Insured)
                  `82 Ser. A, 6.00%, 06/01/13................................................  $    236,741
      525,000   Anniston, AL, Reg'l Med. Ctr. Brd. Hosp. Rev. Ref. Bds. (Northeast
                  Alabama Reg'l Med. Ctr.) `86 Ser. A, 7.70%, 07/01/08.......................       534,020
      165,000   Ozark, AL, Medical Clinic Brd. 1st Mtg. Rev. Bds. (United States Hlth. &
                  Hsg. Foundation, Inc. Prj.), 9.25%, 10/01/99...............................       173,027
      500,000   The Special Care Fac. Fin. Auth. of the City of Pell City, AL, 1st Mtg. Rev.
                  Bds. (The Village of Cook Springs, Inc. Prj.) Ser. '93-A, 8.50%, 07/01/18..       543,620
    1,000,000   The West Jefferson Amusement and Public Park Auth. (Alabama) 1st Mtg.
                  Rev. Bds. (Visionland Alabama Prj.) Ser. `96, 7.50%, 12/01/08..............     1,042,180
      500,000   The West Jefferson Amusement and Public Park Auth. (Alabama) 1st Mtg.
                  Rev. Bds. (Visionland Alabama Prj.) Ser. `96, 8.00%, 12/01/26..............       518,415
                                                                                               ------------
                                                                                                  3,048,003
                                                                                               ------------
                ALASKA - (0.53%)
      680,000   Alaska St. Hsg. Fin. Corp. Collateralized Home Mtg. Bds. - Ser. `89A-1,
                  7.625%, 12/01/13...........................................................       701,706
      500,000   Alaska Student Loan Corp., Student Loan Rev. Bds. Ser. `87A,
                  (AMBAC Insured), 5.10%, 07/01/04...........................................       509,395
                                                                                               ------------
                                                                                                  1,211,101
                                                                                               ------------
                ARIZONA - (2.19%)
      150,000   Chandler, AZ, Improvement Dist. No. 51, 7.875%, 01/01/99.....................       151,469
    1,275,000   City of Tolleson Muni Fin. Corp. Rev. Bds., Ser. of '85, 9.20%, 09/01/05.....     1,303,050
      230,000   Coconino & Mohave Cntys., AZ, Unified School Dist. No. 6, Cap.
                  Appreciation Ref. Bds., Zero Cpn., 07/01/02................................       186,328
      625,000   The IDA of the City of Casa Grande, AZ, Dev. Rev. Bds. (Five Points
                  Redevelopment Prj.), Sr. Bds., 8.25%, 12/01/15.............................       668,219
      500,000   The IDA of the City of Sierra Vista, 1st Mtg. Nursing Home Ref. Rev. Bds.
                  (Sierra Vista Medical Investors, Ltd. Prj.) Ser. '94A, 8.50%, 08/01/10....        530,715
       85,000   The IDA of the Cnty. of Pima, AZ, Sngl. Fam. Mtg. Rev. Bds. (GNMA
                  Mtg.-Backed Sec. Prg.) Ser. '88, 8.125%, 09/01/20..........................        88,295
   14,435,000   Phoenix, AZ, IDA Sngl. Fam. Mtg. Rev. Bds., Ser. '84, Zero Cpn.,
                  12/01/15...................................................................     2,041,542
                                                                                               ------------
                                                                                                  4,969,618
                                                                                               ------------
                ARKANSAS - (0.28%)
       70,000   Arkansas St. Dev. Fin. Auth., Sngl. Fam. Mtg. Rev. Bds., Conventional &
                  FHA Insured, Ser. i85 A, 9.375%, 08/01/14..................................        71,723
       35,000   Arkansas St. Dev. Fin. Auth., Sngl. Fam. Mtg. Rev. Bds., Conventional &
                  FHA-MBIA Insured, Ser. i85 A, 9.375%, 08/01/14.............................        35,881
      500,000   Independence Cnty., AR, PCR, (Mississippi Pwr. & Lt. Co. Prj.) '82-A
                  Ser. B, 9.50%, 07/01/14...................................................        537,135
                                                                                               ------------
                                                                                                    644,739
                                                                                               ------------

                                      10

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                CALIFORNIA - (7.71%)
$   1,465,000   California Hlth. Fac. Auth. Hosp. Rev. Ref. Bds. (Valley Presbyterian Hosp.)
                  (FGIC Insured) '83 Ser. A, 9.00%, 05/01/12.................................  $  1,469,146
      445,000   California Hlth. Fac. Auth. Hosp. Rev. Ref. Bds. (Valley Presbyterian Hosp.)
                  (MBIA Insured) '83 Ser. A, 9.00%, 05/01/12.................................       446,259
      370,000   California Hlth. Fac. Auth. Insured Hosp. Rev. Bds. (Victor Valley
                  Community Hosp.) '84 Ser. A, 9.875%, 07/01/12..............................       371,931
      825,000   California Hlth. Fac. Auth. Insured Hosp. Rev. Bds. FGIC Insured (Victor
                  Valley Community Hosp.) '84 Ser. A, 9.875%, 07/01/12.......................       849,750
      200,000   California Hsg. Fin. Agy. Rev. Bds., Cap. Appreciation Home Mtg.,
                  Ser. B, Zero Cpn., 02/01/99................................................       184,692
      690,000   California Hsg. Fin. Agy. Rev. Insured Hsg. Bds., Ser. B, 8.625%, 08/01/15...       722,064
      320,000   California Hsg. Fin. Agy. Rev. Home Mtg. Bds., `87 Ser. A, 8.20%,
                  08/01/17...................................................................       327,395
      190,000   California Hsg. Fin. Agy. Rev. Home Mtg. Bds., `91 Ser. C, 7.45%,
                  08/01/11...................................................................       194,231
      285,000   California St. Veteran's Bds., `89 Ser. AY, 7.375%, 04/01/19.................       285,678
      500,000   California St. Veteran's Bds., Unlimited G.O., `90 Ser. BA, 6.70%, 02/01/00..       504,775
      250,000   California St. Veteran's Bds., Unlimited G.O., `90 Ser. BA, 6.80%, 02/01/00..       252,470
      100,000   The City of Los Angeles, Multifam. Hsg. Ref. Rev. Bds., `91 Ser. A,
                  7.00%, 05/01/21............................................................       105,747
      875,000   City of Napa, CA, '92, Ind. Rev. Ref. Bds. (Napa Motel and Restaurant),
                  8.50%, 12/01/07............................................................       898,310
    1,100,000   Community Redevelopment Agy., The City of Montebello Hsg. Tax
                  Allocation Bds., `97 Ser. A, 5.50%, 09/01/19...............................     1,091,607
      200,000   Contra Costa Cnty., CA, Ctfs. of Participation (Merrithew Memorial Hosp.
                  Replacement) Capital Appreciation Bds., Ser. `92, Zero Cpn., 11/01/14......        79,012
      250,000   Cnty. of Marin, Mtg. Rev. Bds., Ser. '84A (FHA Insured Mtg. Loan -
                  Marion Park Apts. Prj.), Zero Cpn., 04/01/01...............................       177,813
    1,000,000   Cnty. of Marin, Multifam. Hsg. Rev. Bds., Ser. '84B (Marion Park
                  Apts. Prj.), Zero Cpn., 04/01/07...........................................       390,440
      100,000   Hsg. Auth. of the Cnty. of Santa Clara, Multifam. Hsg. Rev. Bds., Ser.
                  `85 C (Fannie Mae Prg./Amberwood Apts. Prj.), 9.375%/Adj., 10/01/07........       100,225
       45,000   Lancaster - Grand Terrace Huntington Pk., CA, Hsg. Fin. Auth. Res. Mtg.
                  Rev. Ref. Bds., Ser. B, 7.375%, 01/01/12...................................        47,938
      160,000   Los Angeles, CA, Community Redevelopment Agy. Res. Mtg. Rev. Bds.,
                  '85 Ser. A, 8.875%, 05/01/18...............................................       170,466
      190,000   Los Angeles, CA, Community Redevelopment Agy. Bds., '87 Ser. G,
                  6.75%, 07/01/10............................................................       194,017
      130,000   Los Angeles, CA, Community Redevelopment Agy. Bds., '87 Ser. G,
                  6.75%, 07/01/10............................................................       135,360
      105,000   Los Angeles, CA, Community Redevelopment Agy. Bds., '87 Ser. G,
                  6.75%, 07/01/10............................................................       107,308

                                 11

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                CALIFORNIA - CONTINUED
$     500,000   Los Angeles, CA, Dept. Wtr. & Pwr. Elec. Plant Rev. Bds., 3rd Issue,
                  5.30%, 10/15/12............................................................  $    500,255
      175,000   Los Angeles, CA, Multi. Fam. Rev. (FHA Insured Multi-Fam. Hsg. Mtg.
                  Rev. Bds.) Park Parthenia Prj., 7.30%, 07/20/11............................       180,700
       40,000   Los Angeles, CA, Reg'l. Airports Improvement Corp. Lease Rev. Bds.
                  (Los Angeles West Terminal Fuel Corp.), 10.00%, 01/01/01...................        44,605
      155,000   Los Angeles Cnty., CA, Public Wks. Fin. Auth. Bds. (Lease Rev. Mult. Cap.
                  Facs. Prj.) Ser. `97, 5.125%, 12/01/17.....................................       152,179
    3,000,000   Perris, CA, Sngl. Fam. Mtg. Rev. Bds., Ser. `88 A, Zero Cpn., 06/01/23.......       700,080
      100,000   San Bernardino Assoc. Comm. Fin. Auth. Hlth. Care Ref. and Improvement
                  Certificates of Participation (Granada Hills Community Hosp. Prj.)
                  `97 Ser. A, 6.90%, 05/01/27................................................       106,570
      700,000   San Francisco, CA, City & Cnty. Multi. Fam. Hsg. Rev. Bds. (FHA
                  Insured - Aspen South Hill Apts.) Ser. C, 9.00%, 12/01/26..................       710,465
    1,500,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/28............................................       278,550
    2,215,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/29............................................       388,733
    4,000,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/30............................................       663,400
    5,000,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/31............................................       783,600
    5,000,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/32............................................       740,450
    5,000,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/34............................................       661,000
    5,000,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/35............................................       624,450
    5,000,000   San Joaquin Hills, CA, Transn. Corridor Agy. Toll Rd. Rev. Ref. Bds.,
                  Ser. `97 A, Zero Cpn., 01/15/36............................................       589,900
      170,000   Santa Clara Cnty., CA, Mtg. Rev. Insured Multiplier Rev. Bds., (Terman
                  Apt. Prj.) Ser. `84 A, Zero Cpn., 10/01/99.................................       149,029
       90,000   Torrance, CA, Hosp. Rev. Bds. (Torrance Mem. Hosp.) Ser. `87, 6.75%,
                  01/01/12...................................................................        91,996
      250,000   University, CA, Rev. Bds. (Faculty Residential Mtg.) Ser. `79, 7.20%,
                  09/01/12...................................................................       250,433
      790,000   Wtr. Fac. Auth. Ref. Certificates of Participation, `86 Ser. A (Agua de Legos
                  Prj.) The Cities of Chino, Ontario & Upland, San Bernardino Cnty. Wtr.
                  Works Dist. No. 8 & The Monte Vista Wtr. Dist., 6.75%, 10/01/11............       801,913
                                                                                               ------------
                                                                                                 17,524,942
                                                                                               ------------

                                 12


DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                COLORADO - (0.47%)
$   1,000,000   Denver (City & Cnty.), CO, Airport Rev. Ref. Bds., Ser. `97E, 5.25%,
                  11/15/23...................................................................  $    973,600
       30,000   Denver (City & Cnty.), CO, Sngl. Fam. Mtg. Rev. Bds., Ser. '85A,
                  Zero Cpn., 09/01/16........................................................         4,239
      180,000   Hamilton Creek Metro. Dist., Summit Cnty., CO, G.O., 11.25%, 12/01/04*.......        90,000
                                                                                               ------------
                                                                                                  1,067,839
                                                                                               ------------
                CONNECTICUT - (1.52%)
      250,000   Connecticut Dev. Auth., Aquarium Prj. Rev. Bds. (Mystic Marine Life
                  Aquarium Prj. - `97 Series A), 6.875%, 12/01/17............................       260,228
      600,000   Connecticut Dev. Auth., Hlth. Care Rev. Bds. (Corp. for Independent Living
                  Prj.) Ser. '93B, 8.00%, 07/01/17...........................................       640,962
    2,000,000   Connecticut St. Hlth. & Educ. Facs. Auth. Rev. Ref. Bds. (Middlesex Hosp.)
                  Ser. `97H, 5.125%, 07/01/27................................................     1,901,820
      645,000   Connecticut St. Res. Recovery Auth. Bds. (Bridgeport Resco Co., L.P. Prj.)
                  `85 Ser. B, 8.625%, 01/01/04...............................................       657,049
                                                                                               ------------
                                                                                                  3,460,059
                                                                                               ------------
                DELAWARE - (0.37%)
      830,000   Delaware Econ. Dev. Rev. Ref. Bds. (Supermarkets General Corp. Prj.)
                  Ser. '83, 10.875%, 12/01/03................................................       842,467
                                                                                               ------------

                DISTRICT OF COLUMBIA - (0.11%)
      250,000   District of Columbia (Washington, D.C.) Rev. Bds. (The Howard University
                  Issue) Ser. A, 7.875%, 10/01/04............................................       259,785
                                                                                               ------------
                FLORIDA - (6.16%)
    1,265,000   Broward Cnty., FL, Hsg. Fin. Auth. Rev. Home Mtg., Ser. A, Cap.
                  Appreciation, Zero Cpn., 04/01/14..........................................       243,032
      435,000   Charlotte Cnty., FL, IDR Ref. Bds. (Beverly Enterprises - Florida, Inc. Prj.)
                  Ser. '87, 10.00%, 06/01/11.................................................       496,753
    6,170,000   City of Tampa, FL, Home Mtg. Rev. Bds., '83 Ser. A, Muni Multiplier
                  Bds., Zero Cpn., 10/01/14..................................................     1,047,666
      690,000   Dade Cnty., FL, Special Hsg. Rev. Bds. (City of Miami Dev. - Indenture
                  VIII), Ser. A, 11.00%, 07/01/12............................................       701,426
      890,000   Dade Cnty., FL, Special Hsg. Rev. Bds. (City of Miami Dev. - Indenture
                  VIII), Ser. A, 12.00%, 07/01/12............................................       904,703
      170,000   Florida Hsg. Fin. Agy. Multifam. Bds. (Pickwick Apts.) Ser. `84A,
                  Zero Cpn., 01/01/07........................................................        92,390
    1,000,000   Florida Hsg. Fin. Agy. (Southlake Apartments Prj. - D), 8.10%, 10/01/02......     1,020,490
       35,000   Florida St. Board of Educ. Cap. Outlay Bds., Ser. `89B, 7.50%, 06/01/05......        37,908
      105,000   Highlands Cnty., FL, IDA (Beverly Enterprises - Florida, Inc. Prj.) Ser. '91,
                  9.25%, 07/01/07............................................................       117,737
      500,000   Hillsborough Cnty. IDA 1st Mtg. Rev. Bds. (Tampa Bay Christian Ctr.,
                  Inc. - Alafia Village Prj.) Ser. `96, 8.75%, 10/01/26......................       511,770

                                 13

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                FLORIDA - CONTINUED
$     235,000   The Hsg. Fin. Auth. of Dade Cnty. (Florida) Collateralized Mtg. Rev. Bds.,
                  '84 Ser. H (Lihud Ltd. Apts. Prj.), 10.50%, 06/01/00.......................  $    236,126
    1,000,000   Jacksonville, FL, Hlth. Fac. Auth. Hosp. Rev. Bds., Charity Obligation
                  Group, Ser. `97 A, 5.125%, 08/15/27........................................       955,100
      200,000   Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. '89A (Methodist
                  Hosp. Prj.), 8.00%, 10/01/06...............................................       204,058
      460,000   Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. '89A (Methodist
                  Hosp. Prj.), 8.00%, 10/01/15...............................................       469,333
      300,000   Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. '89B (Methodist
                  Hosp. Prj.), 8.00%, 10/01/15...............................................       306,087
      330,000   Manatee Cnty., FL, Hsg. Fin. Auth. Mtg. Rev. Bds., Cap. Appreciation,
                  '83 Ser. A, Zero Cpn., 10/01/15............................................        51,708
       75,000   Marion Cnty., FL, IDR (Midland-Ross Corp. Prj.) Ser. '81, 11.875%,
                  08/01/11...................................................................        76,484
      230,000   Miami, FL, Special Obligation Bds. (MBIA Insured) `86 Ser. A, 7.375%,
                  07/01/06...................................................................       234,244
      435,000   Orange Cnty., FL, IDA (Beverly Enterprises - Florida, Inc. Prj.) Ser. '91,
                  9.25%, 08/01/10............................................................       488,557
    2,140,000   Palm Beach Cnty., FL, Hsg. Fin. Auth. Sngl. Fam. Mtg. Rev. Bds. Cap.
                  Appreciation, Zero Cpn., 07/01/14..........................................       391,834
    1,440,000   Pasco Cnty., FL, Hsg. Fin Auth. Multifam. Rev. Ref. Bds., (Cypress Trail
                  Apts. Prj.) Ser. `97 B, 5.55%, 06/01/27....................................     1,452,571
      500,000   Pinellas Cnty. Educ. Fac. Auth. Rev. Bds., Ser. `97 B (College Harbor Prj.)
                  (Junior Lien Bds.), 6.75%, 12/01/32........................................       514,715
      100,000   Pinellas Park, FL, Wtr. & Swr. Rev. Bds., Ser. `84 A, 10.00%, 10/01/02.......       103,000
    1,000,000   Reedy Creek, FL, Impt. Dist. FL Util. Rev. Bds., Ser. `87-1, 8.90%,
                  10/01/03...................................................................     1,020,140
      450,000   South Indian River Wtr. Control Dist., Sect. 15A Improvement Bds. (Egret
                  Landing - Phase I), 8.00%, 11/01/18........................................       491,702
    1,300,000   Tamarac, FL, IDR Bds., (Sun Belt Precision Prods. Inc.) Ser. `97,
                  6.50%, 08/01/17............................................................     1,304,433
      470,000   Winter Garden, FL, IDR Ref. Bds. (Beverly Enterprises - Florida, Inc. Prj.)
                  Ser. '91, 8.75%, 07/01/12..................................................       530,057
                                                                                               ------------
                                                                                                 14,004,024
                                                                                               ------------
                GEORGIA - (1.90%)
     300,000    Douglas Cnty., GA, School Dist. Bds., Unlimited G.O., Ser. `86, 6.85%,
                  01/01/03...................................................................       306,720
     200,000    Gainesville Redevelopment Auth., 1st Mtg. Rev. Bds. (Autumn Breeze
                  Personal Care Home, Inc. Prj.) Ser. e96A, 8.00%, 04/01/26..................       208,192
   1,160,000    Georgia Muni Elec. Auth. Pwr. Rev., `92 Ser. O, 8.125%, 01/01/17........          1,194,614
     585,000    The Hsg. Auth. of Columbus, GA, Multifamily Hsg. Rev. Bds. (Columbus
                  Gardens Elderly Hsg. Prj.) Ser. '94, 8.25%, 01/01/24.......................       625,868

                                 14

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                GEORGIA - CONTINUED
$    200,000    Liberty Cnty., IDA, Ind. Rev. Ref. Bds., Ser. `92 (LeConte Properties,
                  Inc. Prj.), 7.875%, 12/01/14...............................................  $    219,156
     750,000    Macon Cnty., GA, Hosp. Ref. Rev. Bds. (Flint River Comm.
                  Hospital - Paracelsus Healthcare Corp. Prj.) Ser. '91, 9.00%, 03/01/11.....       766,800
   1,000,000    Savannah, GA, Econ. Dev. Auth. Rev. Bds. (First Mtg.-Coastal Care)
                  Ser. `97 A, 7.75%, 09/01/27................................................     1,003,410
                                                                                               ------------
                                                                                                  4,324,760
                                                                                               ------------
                HAWAII - (0.19%)
     220,000    Dept. of Transportation of the State of HI, Special Fac. Rev. Bds., Ser. e90
                  (Continental Airlines, Inc.), 9.60%, 06/01/08.............................        246,413
     200,000    Hawaii St., Ser. `97-CN (FGIC Insured), 5.25%, 03/01/17......................       196,882
                                                                                               ------------
                                                                                                    443,295
                                                                                               ------------
                ILLINOIS - (6.00%)
   1,000,000    Chicago, IL, Bldg. Acquisition Ctfs. (FSA) Ser. `97, 5.40%, 01/01/19.........       982,550
     750,000    Chicago, IL, Wtr. Rev. Bds., Ser. `97, 4.00%, 11/01/98.......................       750,480
     160,000    Cnty. of Cook, IL, Sngl. Mtg. Rev. Bds., '83 Ser. A, Zero Cpn., 07/01/15....         24,272
   1,000,000    Des Plaines, IL, Hosp. Fac. Rev. Ref. Bds. (Holy Fam. Hosp.), 9.25%,
                  01/01/14...................................................................     1,035,250
     125,000    Hoffman Estates IL, Tax Increment Rev. Bds. (Hoffman Estates Econ.)
                  Ser. `97, 7.625%, 11/15/09.................................................       135,701
     450,000    Illinois Educ. Fac. Auth. Rev. Ref. Bds. (Illinois Institute of Technology)
                  Ser. A i87, 8.75%, 06/01/15................................................       460,467
   1,495,000    Illinois Hlth. Fac. Auth. Rev. (Hlth. Fac. Rev. Ref. Bds. Ser. A e85)
                  Methodist Med. Ctr. of Illinois, 9.625%, 10/01/10..........................     1,495,239
     150,000    Illinois Hlth. Fac. Auth. Rev. (Hlth. Fac. Rev. Ref. Bds. Ser. e85) Methodist
                  Med. Ctr. of Illinois, 8.00%, 10/01/14.....................................       150,477
     100,000    Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Advocate Hlth. Care) `96 Ser. A,
                  4.70%, 08/15/01............................................................       100,908
   3,095,178    Illinois Hsg. Dev. Auth., Multi-Fam. Hsg. Rev. Bds., Cap. Appreciation,
                  Ser. `83A, Zero Cpn., 07/01/25.............................................       213,842
     185,000    St. Clair Cnty., IL, Certificates of Participation Bds., Ser. `97 A, 5.25%,
                  10/01/11...................................................................       184,456
     300,000    St. Clair Cnty., IL, Certificates of Participation Bds., Ser. `97 A, 5.30%,
                  10/01/12...................................................................       299,325
   1,000,000    St. Clair Cnty., IL, Pub. Bldg., Community Bldg. Rev. Bds., 8.00%,
                  12/01/05...................................................................     1,038,740
     890,000    State of Illinois Civic Ctr. Bds. (Dedicated Tax Rev. Bds.) Ser. `91,
                  9.15%, 12/15/99............................................................       916,033
   1,785,000    Urbana, IL, Econ. Dec. Rev. Bds. (Kroger Co. Prj.) ,11.50%, 03/01/07.........     1,866,218
   1,500,000    Village of Robbins, Cook Cnty., IL, Res. Recovery Rev. Bds. (Robbins
                  Res. Recovery Partners, L.P. Prj.), 8.375%, 10/15/16.......................     1,577,340
   1,000,000    Village of Robbins, Cook Cnty., IL, Res. Recovery Rev. Ref. Bds., Ser. `97
                  (Robbins Res. Recovery Partners, L.P. Prj.), 4.90%, 10/15/17...............     1,003,080

                                 15

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                  MUNICIPAL BONDS - CONTINUED
                ILLINOIS - CONTINUED
$     151,000   Village of Sauget, IL, IDR Bds. (The Pillsbury Co. Prj.) Ser. '80, 8.375%,
                  05/01/05...................................................................  $     151,270
      500,000   Village of Sherman, IL, 1st Mtg. Rev. Bds. (Villa Vianney, Inc.) Ser. '95A,
                  8.375%, 07/01/25...........................................................        522,410
    1,000,000   Village of Wataga, IL, 1st Mtg. Hlth. Fac. Rev. Bds. (First Humanics Corp.
                  - Galesburg, IL Prj.) Ser. '86, 10.00%, 09/01/16*..........................        740,000
                                                                                               -------------
                                                                                                  13,648,058
                                                                                               -------------
                INDIANA - (1.65%)
      500,000   Carmel, IN, Retirement Rental Hsg. Rev. Ref. Bds. (Beverly Enterprises -
                  Indiana, Inc. Prj.) Ser. '92, 8.75%, 12/01/08..............................        567,555
      268,754   Elwood, IN, Econ. Dev. Rev. (K-Mart Co. - S. S. Kresge Co. Prj.), 8.50%,
                  10/15/00...................................................................        269,030
      525,000   Indiana Bond Bank, Ser. '85 A Bds., 9.625%, 02/01/06.........................        542,745
      405,000   Indiana Bond Bank, Ser. `85 A Bds., 7.875%, 02/01/11.........................        414,064
       80,000   Indiana Bond Bank, Ser. '85 C Bds., 9.25%, 02/01/07..........................         81,758
    1,000,000   Indiana Bond Bank, Ser. '88 C Bds., 8.125%, 02/01/17.........................      1,033,200
      515,000   Indiana Bond Bank, Special Program Bds., Ser. i87 A, 8.70%, 02/01/13.........        527,921
       85,000   Indianapolis, IN, Econ. Dev. (GNMA Coll. - Bethany Indpt. Care), 9.15%,
                  08/20/16...................................................................         90,650
      250,000   Indianapolis, IN, Gas Util. Rev. Ref. Bds., Ser. `86 B, 4.00%, 06/01/09......        226,435
                                                                                               -------------
                                                                                                   3,753,358
                                                                                               -------------
                IOWA - (0.84%)
      244,806   Creston, IA, IDR (S.S. Kresge Co. - K-Mart Inc.), 8.50%, 08/01/00............        245,266
    1,300,000   Ottumwa, IA, Hosp. Fac. Rev. Ref. Bds. (Ottumwa Reg'l Hlth. Ctr. Inc.)
                  Ser. `85, 9.625%, 11/01/10.................................................      1,344,304
      315,000   Salix, IA, PCR Bds., (Iowa-Illinois Gas & Elec. Prj.), 5.75%, 06/01/03.......        316,077
                                                                                               -------------
                                                                                                   1,905,647
                                                                                               -------------
                KANSAS - (0.91%)
        5,000   City of Wichita, KS, Sngl. Fam. Mtg. Rev. Bds., '85 Ser. A, 9.00%,
                  07/01/08...................................................................          5,221
      910,000   Kansas City, KS, Crawford Cnty., Tax-Exempt Muni Multiplier Rev. Bds.,
                  Zero Cpn., 04/01/16........................................................        127,810
    1,330,000   Kansas City, KS, Hosp. Rev. Bds., Ser. '74, 8.10%, 12/01/04..................      1,362,359
      205,000   Liberal, KS, Swr. Util. Sys. Rev. Ref. Bds., 8.80%, 10/01/99.................        209,900
      305,000   Liberal, KS, Swr. Util. Sys. Rev. Ref. Bds., 8.90%, 04/01/00.................        312,314
      400,000   Saline Cnty., KS, Sngl. Fam. Mtg. Rev. Cap. Accumulator Bds.,
                  Ser. '82 A, Zero Cpn., 11/01/14............................................         62,652
                                                                                               -------------
                                                                                                   2,080,256
                                                                                               -------------
                KENTUCKY - (1.63%)
      185,000   Cntys. of Jefferson, Oldham and Bullitt, KY, Home Mtg. Rev. Bds, Ser. '84,
                  10.75%, 11/01/14...........................................................        194,566
    1,800,000   Elizabethtown, KY, IDR Bds. (Colt Industries Inc.), 9.875%, 10/01/10.........      1,841,580

                                 16


DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

===========================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                KENTUCKY - CONTINUED
$     250,000   Floyd, KY, Gas Sys. Rev. Ref. Bds., Ser. '91A, 8.00%, 09/01/12...............  $     281,933
      200,000   Jefferson Cnty., KY, Cap. Prj. Corp. Rev. Bds. Lease - Ser. B, Zero Cpn.,
                  08/15/07...................................................................         98,838
      550,000   Jefferson Cnty., KY, Cap. Prj. Corp. Rev. Muni Multi Lease Ref. Bds. -
                  Ser. A `87, Zero Cpn., 08/15/14............................................        174,130
      395,000   Kentucky, St. Tpk. Auth. Res. Rec. Rd. Rev. Ref. Bds., Ser. `85 A,
                  6.00%, 07/01/09............................................................        395,383
      175,000   Morehead, KY, Ind. Bldg. Rev. Bds. (Emerson Elec.) Ser. `76, 6.30%,
                  04/01/01...................................................................        179,230
    1,150,000   Owensboro, KY, Elec. Light & Pwr. Rev. Bds., Ser. B, Zero Cpn.,
                  01/01/09...................................................................        378,684
      500,000   Owensboro, KY, Elec. Light & Pwr. Rev. Bds., Ser. B, Zero Cpn.,
                  01/01/09...................................................................        164,645
                                                                                               -------------
                                                                                                   3,708,989
                                                                                               -------------
                LOUISIANA - (2.57%)
      140,000   Jefferson Parish, LA, Home Mtg. Rev. Bds. Cap. Appreciation, Zero Cpn.,
                   09/01/02..................................................................         85,418
      140,000   Jefferson Parish, LA, Home Mtg. Rev. Bds. Cap. Appreciation, Zero Cpn.,
                   03/01/03..................................................................         80,795
    1,000,000   Lake Charles Non-Profit Hsg. Dev. Corp. Mtg. Rev. Ref. Bds., Ser. '90A
                  and Ser. '90B, 7.875%, 02/15/25............................................      1,012,500
    1,500,000   Louisiana Pub. Fac. Auth. Rev. Ref. Bds., Ser. '93 (Schwegmann Westside
                  Expressway, Inc. Prj.), 8.00%, 10/01/09....................................      1,618,995
       25,000   Louisiana Pub. Fac. Auth. Supplemental Student Loan Rev. Variable Rate
                  Demand Bds., (Statewide Prg.) Ser. '84B, 8.125%, 12/01/99..................         26,500
      355,000   Louisiana Pub. Fac. Auth. Supplemental Student Loan Rev. Variable Rate
                  Demand Bds., (Statewide Prg.) Ser. '84C, 8.125%, 12/01/99..................        376,300
      370,000   New Orleans, LA, Hsg. Dev. Corp. First Lien Rev. Bds. (Tulane Ave. Prj.)
                  Ser. `79, 7.875%, 06/01/10.................................................        370,799
      140,000   Sales Tax School Bds., Parish School Brd. of the Parish of Jefferson, State of
                  LA, Ser. '86A, 7.00%, 02/01/08.............................................        149,528
       75,000   Sales Tax School Bds., Parish School Brd. of the Parish of Jefferson, State of
                  LA, Ser. '86A, 7.00%, 02/01/08.............................................         79,081
      355,000   Shreveport, LA, Wtr. & Swr. Rev. Crossover Ref. Bds., Ser. e86C,
                  7.00%, 12/01/05............................................................        363,985
    1,635,000   Shreveport, LA, Wtr. & Swr. Rev. Crossover Ref. Bds., Ser. e86C,
                  7.125%, 12/01/14...........................................................      1,676,709
                                                                                               -------------
                                                                                                   5,840,610
                                                                                               -------------
                MAINE - (0.80%)
    1,765,000   Maine Hlth. & Higher Educ. Fac., Hosp. Rev. Ref. Bds. (Eastern Maine
                  Med. Ctr.) Ser. i85, 9.10%, 10/01/12.......................................      1,826,528
                                                                                               -------------

                                 17


DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                MARYLAND - (1.69%)
$     700,000   Allegany Cnty., MD, IDR Bds. (Moran Manor Care Ctr.) Ser. `84,
                  12.45%, 02/01/27...........................................................  $       873,719
       10,000   Hsg. Auth. of Prince George's Cnty. (Maryland) GNMA Collateralized Sngl.
                  Fam. Mtg. Rev. Bds., '89 Ser. A, 8.10%, 10/01/20...........................           10,611
      570,000   Maryland Econ. Dev. Corp., Nursing Fac. Mtg. Rev. Bds. (Ravenwood
                  Hlthcare, Inc. Fac.) Ser. e96A, 8.375%, 08/01/26...........................          595,958
      495,000   Montgomery Cnty., MD, Econ. Dev. Rev. Bds. (Brink Reservoir Fac.)
                  Ser. `84, 10.375%, 12/15/14................................................          506,336
    1,770,000   Upper Potomac River Comm., MD, PCR Bds., Westvaco Corp. Prj.,
                  9.125%, 08/01/15...........................................................        1,856,730
                                                                                               ---------------
                                                                                                     3,843,354
                                                                                               ---------------
                MASSACHUSETTS - (2.87%)
      250,000   Lawrence, MA, IDR Bds., (New Balance Realty Trust Prj.), 10.00%,
                  10/01/03...................................................................          250,965
      110,000   Massachusetts Educ. Loan Auth., Educ. Loan Rev. Bds., Issue C, Ser. '85A,
                  7.875%, 06/01/03...........................................................          112,872
      240,000   Massachusetts Educ. Loan Auth., Educ. Loan Rev. Bds., Issue D, Ser. '89A,
                  7.65%, 01/01/07............................................................          251,155
      435,000   Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds., (Malden Hosp. Prj.)
                  Ser. `82 A, 9.50%, 08/01/08................................................          436,492
      125,000   Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds. (New England
                  School of Law), 8.30%, 07/01/03............................................          125,456
      125,000   Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds. (New England
                  School of Law), 8.30%, 07/01/04............................................          125,456
    1,000,000   Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds., St. Anne's Hosp.
                  Issue, Ser. A, 9.375%, 07/01/14............................................        1,003,310
      965,000   Massachusetts Ind. Fin. Agy. Rev. Bds., Provider Lease Prg., `89 Ser. A,
                  8.75%, 07/15/09............................................................        1,001,110
      450,000   Massachusetts State G.O., 10.50%, 08/01/03...................................          456,935
      240,000   Massachusetts State G.O., 9.75%, 09/01/03....................................          242,357
    1,500,000   Massachusetts State, Ind. Fin. Agy., Rev. Bds., Ser. `94, 7.75%, 04/01/19....        1,572,030
    4,000,000   Massachusetts State, Tpk. Auth. Met. Hwy. Sys., Rev. Bds., Ser. `97 A,
                  Zero Cpn., 01/01/24........................................................          950,400
                                                                                               ---------------
                                                                                                     6,528,538
                                                                                               ---------------

                MICHIGAN - (2.18%)
      100,000   Cnty. of Oakland, State of Michigan Bds., Clinton-Oakland Sys., Paint
                  Creek Inceptor Sewage Disposal Bds., 7.00%, 05/01/01.......................          102,260
      750,000   Detroit, MI, Swr. Disp. Rev. Bds., `97 Ser. A, 5.00%, 07/01/12...............          739,178
    1,090,000   The Econ. Dev. Corp. of the City of Westland, MI, Contract Sec'd. Rev. Bds.
                  (Weyerhauser Co. Contract Rev.), 9.80%, 12/01/00...........................        1,098,077
       55,000   Kentwood, MI, Econ. Dev. Corp. Rev. Bds. (Hanover-Kent, Inc. - K-Mart
                  Corp.), 7.85%, 09/01/01....................................................           55,429

                                 18


DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
=============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                MICHIGAN - CONTINUED
$     570,000   Michigan Muni Bd. Auth. Local Gov't Loan Prg. Rev. Ref. Bds.,
                  Ser. `92 A, 8.625%, 11/01/16...............................................  $       583,498
      130,000   Michigan State Hsg. Dev. Auth., Sngl. Fam. Mtg. Rev. Bds., `90 Ser. D,
                  7.75%, 12/01/19............................................................          131,456
      500,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Environmental Impt. Bds.,
                  Crown- Ser. `97 A, 6.50%, 08/01/21.........................................          503,020
      340,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Environmental Impt. Bds,
                  Crown- Ser. `97 B, 6.25%, 08/01/12.........................................          341,176
      200,000   Munising, MI, Pub. Schools, Alger & Schoolcraft Cntys. Rev. Bds., Ser. `89,
                  7.05%, 05/01/99............................................................          202,542
      250,000   Muskegon, MI, Hosp. Fin. Auth. Rev. Bds. (Hackley Hosp.) Ser. `88 A,
                  8.00%, 02/01/08............................................................          257,713
      450,000   Northern, MI, Univ. Rev. Bds., Ser. `97, 5.00%, 12/01/13.....................          443,106
      180,000   River Dist., MI, Community Hosp. Auth. Hosp. Rev. Ref. Bds., Ser. `89,
                  7.20%, 05/01/99............................................................          182,853
      100,000   River Dist., MI, Community Hosp. Auth. Hosp. Rev. Ref. Bds., Ser. `89,
                  7.40%, 05/01/01............................................................          102,151
      210,000   University, MI, Univ. Rev. Ref. Bds. (Student Fee) Ser. `87, 6.00%,
                  04/01/09...................................................................          214,425
                                                                                               ---------------
                                                                                                     4,956,884
                                                                                               ---------------
                MINNESOTA - (1.55%)
      880,000   Blaine, MN, IDR (Consolidated Freightways Del. Prj.) `79 Ser. B,
                  7.25%, 01/01/04............................................................          884,734
      320,000   Minneapolis, MN, Community Dev. Agy. Rev. Bds. (River Bluff Prj.),
                  11.375%, 06/01/09..........................................................          329,203
      270,000   Minneapolis, MN, Community Dev. Agy. Rev. Bds. (West Bank
                  Homes Prj.), 11.75%, 10/01/05..............................................          278,710
    1,000,000   Minneapolis & St. Paul, MN, Hsg. and Redev. Auth. Hlth. Care Sys.
                  Rev. Bds., Ser. `93 A, 4.75%, 11/15/18.....................................          915,090
      365,000   Minnesota St. Hsg. Fin. Agy., Sngl. Fam. Mtg. Rev. Bds., `87 Ser. D,
                  8.15%, 07/01/14............................................................          375,297
       10,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                  Inn/Bandana Square Ltd., 10.00%, 12/01/01..................................           10,235
       15,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                  Inn/Bandana Square Ltd., 10.00%, 12/01/02..................................           15,353
      250,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                  Inn/Bandana Square Ltd., 10.00%, 12/01/14..................................          255,873
        5,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                  Shops Ltd., 9.50%, 12/01/01................................................            5,118
       10,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                  Shops Ltd., 9.50%, 12/01/02................................................           10,236
      235,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                  Shops Ltd., 9.50%, 12/01/14................................................          240,534

                                  19



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                MINNESOTA - CONTINUED
$     200,000   Spring Lake Park, MN, Independent School Dist. No. 016 Rev. Bds.,
                  6.10%, 04/01/02............................................................  $       201,514
                                                                                               ---------------
                                                                                                     3,521,897
                                                                                               ---------------
                MISSISSIPPI - (3.18%)
    2,685,000   Claiborne Cnty., MS, PCR (Middle South Energy, Inc. Prj.) Ser. C,
                  9.875%, 12/01/14...........................................................        2,921,012
    1,815,000   Clarksdale, MS, Ind. Rev. Bds. (BAH Pptys./Archer-Danielis), 11.75%,
                  06/01/11...................................................................        1,832,533
    7,815,000   Mississippi Home Corp. Residual Rev. Bds., Cap. Appreciation, Ser. I i92,
                  Zero Cpn., 09/15/16........................................................        2,473,995
                                                                                               ---------------
                                                                                                     7,227,540
                                                                                               ---------------
                MISSOURI - (1.81%)
      150,000   The IDA of the City of Kansas City, MO, Econ. Dev. Rev. Ref. Bds.
                  (Encore Nursing Ctr. Partners, Ltd.-85 Prj.) Ser. '92, 8.00%, 12/01/02.....          159,138
      250,000   The IDA of the City of West Plains, MO, IDR Ref. Bds. (Beatrice Cos., Inc.
                  Prj.) Ser. '84, 8.75%, 08/01/07............................................          250,473
    1,000,000   Independence, MO, Elec. Util. Rev. Ref. Bds., `89 Ser. A & B,
                  7.10%, 06/01/04............................................................        1,035,110
      550,000   Little Blue Valley Swr. Dist., MO, Rev. Ref. Bds. (AMBAC Insured)
                  Ser. `85, 8.60%, 10/01/00..................................................          552,090
      210,000   Missouri Hsg. Dev. Commission, Hsg. Dev. Bds. (Federally Insured Mtg.
                  Loans) Ser. July 1, 1975, 8.00%, 07/01/17..................................          213,114
      555,000   Missouri School Bds. Association Ctfs. (Partner Pool) Ser. A, 7.375%,
                  03/01/06...................................................................          573,692
    1,200,000   Missouri St. Hlth. & Educ. Fac. Auth. Rev. Bds. (St. Louis Univ.) Ser. `87A,
                  7.75%, 06/01/07............................................................        1,231,440
       90,000   St. Louis Cnty., MO, Sngl. Fam. Mtg. Rev. Bds., 9.25%, 10/01/16..............           95,081
                                                                                               ---------------
                                                                                                     4,110,138
                                                                                               ---------------
                MONTANA - (0.02%)
       35,000   Montana Brd. of Hsg., Sngl. Fam. Prg. Bds., '85 Ser. A (Federally Insured
                  or Gtd. Mtg. Loans), 0%/9.75%, 06/01/13....................................           35,314
                                                                                               ---------------
                NEBRASKA - (0.03%)
      200,000   Nebraska Higher Educ. Loan Prg. Capital Appreciation Rev. Bds.,
                  Ser. `89 A, Zero Cpn., 12/15/15............................................           65,412
       10,000   Nebraska Investment Fin. Auth. Sngl. Fam. Mtg. Rev. Bds., Ltd.
                  Intermediate Muni Obligation, Ser. B i85, 0%/10.00%, 11/15/06..............            9,941
                                                                                               ---------------
                                                                                                        75,353
                                                                                               ---------------
                NEVADA - (0.28%)
      500,000   State of Nevada Muni Bd. Bank Prj. No. 18 & 19, 8.40%, 09/01/01..............          514,820
      105,000   State of Nevada Muni Bd. Bank Prj. No. 18 & 19, 8.50%, 09/01/05..............          111,309
                                                                                               ---------------
                                                                                                       626,129
                                                                                               ---------------


                                  20



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                NEW HAMPSHIRE - (0.83%)
$    500,000    New Hampshire Higher Educ. & Hlth. Fac. Auth. Rev. Bds. (NH Catholic
                  Charities Issue) Ser. '91, 8.40%, 08/01/11.................................  $       584,250
   1,225,000    New Hampshire St. IDA PCR Ref. Bds. (Pub. Svc. Co. of New Hampshire
                  Prj.) `91 Ser. C, 7.65%, 05/01/21..........................................        1,298,892
                                                                                               ---------------
                                                                                                     1,883,142
                                                                                               ---------------
                NEW JERSEY - (2.49%)
     220,000    Camden Cnty., NJ, Muni Utilities Auth. Swr. Rev. Cap. Appreciation Bds.,
                  Ser. `90B, Zero Cpn., 09/01/17.............................................           71,124
     100,000    Essex Cnty., NJ, Improvement Auth. Bds., (GTD Lease - Sportsplex Prj.)
                  `97 Ser. A, 5.45%, 10/01/22................................................           99,729
      50,000    New Jersey Econ. Dev. Auth., Econ. Dev. Bds. (Polymeric Resources Corp.
                  Prj. - `94 Ser.), 9.00%, 12/01/19..........................................           53,719
   1,000,000    New Jersey Econ. Dev. Auth., Econ. Dev. Rev. Ref. Bds. (Holt Hauling &
                  Warehousing) Ser. G, 8.40%, 12/15/15.......................................        1,088,400
   1,350,000    New Jersey Econ. Dev. Auth., Econ. Dev. Rev. Bds. (Borg-Warner - Baker
                  Protective Svcs. Prj.) Ser. '83, 9.95%, 12/01/03...........................        1,374,408
     240,000    New Jersey Econ. Dev. Auth., Econ. Dev. Sr. Rev. Bds. (Lakewood of
                  Voorhees FHA Insured Prj.) Ser. A, 8.875%, 01/15/20........................          266,309
   1,000,000    New Jersey Econ. Dev. Auth.  Ind. & Econ. Dev. Rev. Bds. (Owens-Ill Inc.
                  Vineland Prj.), 5.85%, 09/01/07............................................          984,090
      80,000    New Jersey Econ. Dev. Auth., Mtg. Rev. Ref. Bds. (Geriatric and Medical
                  Svcs., Inc. Prj.) Ser. '92, 9.00%, 07/01/98................................           82,582
     625,000    New Jersey Econ. Dev. Auth., Natural Gas Facs. Rev. Bds. (Elizabethtown
                  Gas Co. Prj.) Ser. `91 A, 6.75%, 10/01/21..................................          631,300
   1,000,000    New Jersey Econ. Dev. Auth. Rev., Sr. Mtg. Bds. (Sealy Mattress Mfg. Co.),
                  9.50%, 10/01/02............................................................        1,004,050
                                                                                               ---------------
                                                                                                     5,655,711
                                                                                               ---------------
                NEW MEXICO - (0.22%)
     120,000    City of Albuquerque, NM, Hlth. Care Sys. Rev. Bds. (Lovelace Medical
                  Foundation Prj.), 12.00%, 03/01/11.........................................          120,767
      20,000    City of Albuquerque, NM, Hlth. Care Sys. Rev. Bds. (Lovelace Medical
                  Foundation Prj.) Ser. '83A, 10.25%, 03/01/11...............................           20,503
     325,000    Espanola, NM, Hosp. Sys. Rev. Ref. Bds. (Southwest Cmnty. Hlth Svcs.)
                  `85 Ser. A (MBIA Insured), 8.70%, 08/01/98.................................          330,216
      45,000    New Mexico Mtg. Fin. Auth. Sngl. Fam. Mtg. Prg. Rev. Bds., 7.00%,
                  07/01/14...................................................................           31,163
                                                                                               ---------------
                                                                                                       502,649
                                                                                               ---------------
                NEW YORK - (5.83%)
     300,000    Battery Park City Auth., POD III Hsg. Rev. Bds., Ser. '84 (FHA-Insured
                  Mtg.), 10.00%, 06/01/23....................................................          313,950
     500,000    City of New York, NY, Unlimited G.O., Ser. B i88, 7.20%, 08/01/01............          543,770



                                  21



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                NEW YORK - CONTINUED
$  2,520,000    Clifton Park, NY, IDA IDR Bds. (Caldor Inc. Prj.) Ser. A, 11.25%,
                  12/01/12...................................................................  $     2,563,470
     200,000    New York City, Ser. `86 B, FGIC Insured Bds., 7.30%, 08/15/99................          205,288
     300,000    New York City, Ser. `86 C, FGIC Insured Bds., 7.25%, 02/01/06................          306,654
     105,000    New York City, Ser. `86 C, FGIC Insured Bds., 7.25%, 02/01/08................          127,290
      60,000    New York City, Ser. `88 B, FGIC Insured Bds., 7.50%, 12/01/03................           60,300
     140,000    New York City, Ser. `89 B, FGIC Insured Bds., 7.00%, 10/01/19................          147,592
     520,000    New York City, Ser. `90 I, FGIC Insured Bds., 7.75%, 12/01/03................          603,746
     280,000    New York City, Ser. `90 I, FGIC Insured Bds., 7.25%, 08/15/14................          297,223
   3,000,000    New York, NY, City Muni Wtr. Fin. Auth., Wtr. & Swr. Rev. Bds.,
                  Ser. `97 B, 5.125%, 06/15/30...............................................        2,860,440
     825,000    New York State Dorm Auth., Rev. Ref. Bds., (Rochester Inst. Tech.)
                  Ser. `97, 5.30%, 07/01/17..................................................          819,935
     500,000    New York State Energy Research & Dev. Auth., Gas Fac. Rev. Ref. Bds.
                  (Brooklyn Union Gas Co.) Ser. `96 A, 5.50%, 01/01/21.......................          501,510
   2,000,000    New York State Local Gov't Asst. Corp., Rev. Bds., Ser. `93 D, 5.00%,
                  04/01/23...................................................................        1,874,160
     180,000    New York State Med. Care Fac. Fin. Agy., Rev. Bds., Hosp. & Nursing
                  Home Mtg., Ser. `87 A, 8.00%, 02/15/27.....................................          184,174
     295,000    New York State Med. Care Fac. Fin. Agy., New York Hosp. FHA Insured
                  Mtg. Bds., Ser. A, 6.90%, 08/15/34.........................................          334,079
   1,400,000    New York State Med. Care Fac. Fin. Agy., Rev. Ref. Bds., Mental Hlth.
                  Svcs. Fac., Ser. `87 A, 8.25%, 02/15/99....................................        1,432,732
      70,000    New York State Med. Care Fac. Fin. Agy., St. Luke's - Roosevelt Hosp.
                  Ctr. FHA - Insured Mtg. Rev. Bds., `89 Ser. B, 6.875%, 02/15/99............           71,607
                                                                                               ---------------
                                                                                                    13,247,920
                NORTH CAROLINA - (1.02%)
     200,000    Guilford Cnty., NC, Rev. Ref. Bds., Ser. i88, 6.50%, 02/01/99................          202,434
     700,000    Iredell Cnty., NC, (Iredell Memorial Hosp.) Rev. Ref. Bds., Ser. `87,
                  6.625%, 10/01/13...........................................................          715,470
     660,000    North Carolina Med. Care Comm. Hosp. Rev. Ref. Bds. (High Point
                  Regional Hosp.) Ser. `87, 6.50%, 10/01/13..................................          667,940
     200,000    North Carolina Med. Care Comm. Hosp. Rev. Ref. Bds. (Moore Memorial
                  Hosp. Prj.), 9.10%, 10/01/99...............................................          207,202
     500,000    Piedmont Hlth. Dev. Auth., Inc., 1st Mtg. Ref. Rev. Bds. (Nash Grove
                  Manor Inc. Fac., Nashville, North Carolina) Ser. '93A, 8.00%, 01/01/13.....          516,630
                                                                                               ---------------
                                                                                                     2,309,676
                                                                                               ---------------
                NORTH DAKOTA - (0.51%)
     120,000    University, ND, Univ. Rev. Ref. Bds. (Hsg. & Auxiliary Fac.)
                  Ser. `88 A, 7.85%, 04/01/14................................................          125,858


                                  22



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                NORTH DAKOTA - CONTINUED
$     900,000   Ward Cnty., ND, Hlth Care Fac. Rev. Bds. (St. Josephis Hosp. Corp. Prj.)
                  Ser. i94, 8.875%, 11/15/14.................................................  $     1,025,955
                                                                                               ---------------
                                                                                                     1,151,813
                                                                                               ---------------
                OHIO - (3.13%)
      500,000   Cleveland, OH, Waterworks Rev. Bds., Ser. A, 6.125%, 01/01/08................          503,285
    1,165,000   Cnty. of Belmont, Ohio Hlth. Sys. Rev. and Ref. Bds. (East Ohio Reg'l
                  Hosp. Issue) Ser. `85, 9.50%, 01/01/05.....................................        1,175,136
      300,000   Cnty. of Belmont, Ohio Hlth. Sys. Rev. and Ref. Bds. (East Ohio Reg'l
                  Hosp. Issue) Ser. `85, 9.50%, 01/01/13.....................................          302,730
      680,000   Hamilton Cnty., Ohio Hosp. Facs. Rev. Bds. (Bethesda Hosp. Inc.)
                  Ser. `86A, 7.00%, 01/01/09.................................................          691,825
      440,000   Hamilton Cnty., Ohio Hosp. Facs. Rev. Bds. (Bethesda Hosp. Inc.)
                  Ser. `86A, 7.00%, 01/01/09.................................................          447,652
    2,000,000   The Mahoning Valley Sanitary Dist. (Ohio) Wtr. Rev. Bds., Ser. `94,
                  7.750%, 05/15/19...........................................................        2,215,860
    2,020,000   Ohio Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. Cap. Appreciation,
                  Ser. '85 A, Zero Cpn., 01/15/15............................................          379,316
       60,000   Ohio Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. (GNMA Mtg.-Backed Sec.
                  Prg.) '90 Ser. C, Zero Cpn., 09/01/02......................................           42,347
    1,100,000   Ohio St. Solid Waste Rev. Ref. Bds. (CSC Ltd. Prj.) Ser. `97 B, 8.50%,
                  08/01/22...................................................................        1,122,902
      225,000   Student Loan Funding Corp. Cincinnati, OH, Student Loan Rev. Bds.,
                  Ser. `93 A, 6.10%, 08/01/08................................................          229,955
                                                                                               ---------------
                                                                                                     7,111,008
                                                                                               ---------------
                OKLAHOMA - (0.20%)
      420,000   Trustees of the Oklahoma Ordnance Works Auth. IDR Ref. Bds. (A.P.
                  Green Ind., Inc. Prj.) Ser. '92, 8.50%, 05/01/08...........................          454,906
                                                                                               ---------------
                OREGON - (0.25%)
      550,000   Oregon St. Vet. Welfare Rev. Bds., Ser. `82 LXIX, 8.00%, 11/01/12............          565,912
                                                                                               ---------------
                PENNSYLVANIA - (6.11%)
    1,250,000   Allegheny Cnty., PA, Airport Rev. Bds. (Greater Pittsburgh Int'l Airport)
                  `88 Ser. C (MBIA Insured), 8.25%, 01/01/16.................................        1,288,650
      110,000   Allegheny Cnty., PA, Residential. Fin. Auth. Sngl. Fam. Mtg. Rev. Bds.,
                  '83-Ser.-B, Zero Cpn., 10/01/15............................................           16,800
    3,000,000   Beaver Cnty., PA, IDA PCR Bds. (J&L Specialty Steel-Formerly Known
                  as Colt Ind. Prj.) Ser. 19, 7.00%, 06/01/08................................        3,029,100
       85,000   Berks Cnty., PA, IDA IDR (Borg-Warner/Baker Protection Svcs., Inc.)
                  Ser. '81, 11.10%, 07/01/01.................................................           86,040
    2,075,000   Berks Cnty., PA, IDA (Supermarkets General Corp. Prj.), 10.50%, 11/01/03.....        2,148,248
       30,000   Bucks Cnty., PA, IDA Mtg. Rev. (Geriatric and Medical Svcs., Inc. Prj.)
                  Ser. '92, 9.00%, 07/01/98..................................................           31,032


                                  23



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                PENNSYLVANIA - CONTINUED
$    925,000    Charters Valley Ind. & Comm. Dev. Auth. Allegheny Cnty., PA, Nursing
                  Home Rev. Ref. Bds. - Ser. of `86 (FHA Insured Mtg., Woodhaven
                  Convalescent Ctr. Prj.), 7.375%, 10/01/06..................................         $925,093
     175,000    Chartiers Valley, PA, IDA Nursing Home Rev. FHA Insured Mtg. Bds.
                  (Sun City East Prj.), 14.00%, 10/01/14.....................................          224,180
      35,000    Chester Cnty., PA, IDA Mtg. Rev. Ref. Bds. (Geriatric and Medical
                  Svcs., Inc. Prj.) Ser. '92, 9.00%, 07/01/98................................           35,977
     400,000    Columbia Cnty. IDA, Columbia Cnty., PA, 1st Mtg. Rev. Bds., Ser. `86
                  (Orangeville Nursing Ctr. Associates Prj.), 9.00%, 12/01/12................          400,920
     250,000    Emmaus, PA, Gen'l Auth. Rev. Loc. Gov. Bds. (Bd. Pool Prog.) Ser. F,
                  7.90%, 05/15/18............................................................          262,945
     100,000    Hempfield, PA, School Dist., Lancaster Cnty. Ref. Bds. Ser. `90,
                  6.90%, 10/15/01............................................................          100,204
      15,000    Horsham Twp., PA, Sewer Rev. Ref. Bds., 6.00%, 01/01/98......................           15,085
     750,000    Luzerne Cnty., PA, Hsg. Corp. Rev. Bds., 8.125%, 12/01/08....................          749,970
     200,000    McKean Cnty, PA, Ind. Dev. Auth. Rev. Bds., Ser. `80 (Corning Glass
                  Wks. Prj.), 7.75%, 06/01/05................................................          200,980
     315,000    Mercer Cnty., PA, IDA, Gumberg Assoc. - Pine Grove Square, The Kroger
                  Co., Ind. Dev. 1st Mtg. Rev. Bds., 13.00%, 06/01/07........................          325,937
     100,000    Montgomery Cnty. (Pennsylvania) IDA Mtg. Rev. Ref. Bds., Ser. '92A
                  (Geriatric and Medical Svcs., Inc. Prj.), 9.00%, 07/01/99..................          104,093
     160,000    Pennsylvania Hsg. Fin. Agy., Moderate Rehab. Rev. Bds., 9.00%, 08/01/01......          163,699
     305,000    Philadelphia, PA, Hosp. & Higher Educ. Fac. Auth. Rev. Ref. Bds.
                  (The Philadelphia Protestant Home Prj.) Ser. `97 A, 5.60%, 07/01/04........          306,232
     315,000    Philadelphia, PA, Hosp. & Higher Educ. Fac. Auth. Rev. Ref. Bds.
                  (The Philadelphia Protestant Home Prj.) Ser. `97 A, 5.70%, 07/01/05........          316,266
     260,000    Philadelphia, PA, Hosp. & Higher Educ. Fac. Auth. Rev. Ref. Bds.
                  (The Philadelphia Protestant Home Prj.) Ser. `97 A, 5.80%, 07/01/06........          261,365
     245,000    Philadelphia, PA, Hosp. & Higher Educ. Fac. Auth. Rev. Ref. Bds.
                  (The Philadelphia Protestant Home Prj.) Ser. `97 A, 5.85%, 07/01/07........          246,083
     900,000    Philadelphia, PA, Hosp. & Higher Educ. Fac. Auth. Rev. Ref. Bds.
                  (The Philadelphia Protestant Home Prj.) Ser. `97 A, 6.50%, 07/01/23........          903,375
     140,000    Philadelphia, PA, Redev. Auth. Sngl. Fam. Home Mtg. Rev. Ref. Bds.,
                  `85 Ser. A, 0%/10.25%, 06/01/17............................................          141,707
     500,000    Pennsylvania St. Higher Educ. Fac. Auth. College & Univ. Rev. Bds.,
                  (Temple Univ.) Ser. `86, 7.40%, 10/01/10...................................          508,630
     400,000    Pennsylvania St. Higher Educ. Fac. Auth. College & Univ. Rev. Bds.,
                  (Temple Univ.) Ser. `86, 7.40%, 10/01/10...................................          407,108
     165,000    Pittsburgh, PA, Urban Redevelopment Auth. Home Improvement Loan,
                  Rev. Bds., Ser. `87 A, 7.125%, 08/01/04....................................          169,963
     250,000    Warren Cnty., PA, IDA Specialized Dev. Rev. Ref. Bds. (Beverly
                  Enterprises - Pennsylvania, Inc. Prj.) Ser. '91, 9.00%, 11/01/12...........          280,875


                                  24


DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                PENNSYLVANIA - CONTINUED
$    250,000    York City, PA, Solid Waste & Refuse Auth. IDR Bds. (Res. Recovery Prj.)
                  Ser. A, 8.20%, 12/01/14....................................................  $       258,748
                                                                                               ---------------
                                                                                                    13,909,305
                                                                                               ---------------
                PUERTO RICO - (1.74%)
   3,475,000    Puerto Rico Commonwealth Infrastructure Fin. Auth. Special Bds.,
                  Ser. `88 A, 7.75%, 07/01/08................................................        3,645,588
     300,000    Puerto Rico Ind. Med. & Environmental PCR Fac. Fin. Auth. Rev. Bds.,
                  (Abbott Chemical Inc. Prj.), 6.50%, 07/01/09...............................          302,280
                                                                                               ---------------
                                                                                                     3,947,868
                                                                                               ---------------
                RHODE ISLAND - (0.15%)
     100,000    Rhode Island Hlth. & Educational Bldg. Corp. Hosp. Fin. Rev. Bds.,
                  (Roger Williams Gen. Hosp. Issue) Ser. `85, 9.375%, 07/01/04...............          100,383
     250,000    Rhode Island Hlth. & Educational Bldg. Corp. Rev. Bds., 9.50%, 07/01/16......          250,948
                                                                                               ---------------
                                                                                                       351,331
                                                                                               ---------------
                SOUTH CAROLINA - (1.13%)
     400,000    Certificates of Participation, Ser. '90A, South Carolina School Financing
                  Corp. (School Dist. No. 2 of Sumter Cnty., SC Prj.), 8.125%, 04/01/10......          430,736
   2,100,000    City of Charleston, SC, Waterworks and Sewer Sys. Ref. Rev. Bds.,
                  Ser. '86A, 7.00%, 01/01/15.................................................        2,143,575
                                                                                               ---------------
                                                                                                     2,574,311
                                                                                               ---------------
                SOUTH DAKOTA - (0.13%)
     250,000    Aberdeen, SD, Unlimited G.O., Rev. Ref. Bds., (MBIA Insured) Ser. `87,
                  6.90%, 07/01/04............................................................         251,843
      30,000    South Dakota Bldg. Auth., Rev. Ref. Bds., Ser. of Feb. '84, 10.50%,
                  09/01/00...................................................................           33,234
                                                                                               ---------------
                                                                                                       285,077
                                                                                               ---------------
                TENNESSEE - (1.50%)
     305,000    Dover, TN, Hlth. & Educ. Fac., IDR (Wessex Corp. Dover Prj.), 9.50%,
                  09/01/11...................................................................          311,838
     349,966    Dyer Cnty., TN, Ind. Dev. Brd. IDR Bds. (S.S. Kresge Co. - K-Mart Corp.),
                  8.10%, 11/01/00............................................................          350,418
     500,000    The Hlth. & Educational Fac. Auth. of the City of Crossville, TN, 1st Mtg.
                  Ref. Rev. Bds. (Country Place Hlth. Care Ctr., Inc. Prj.) Ser. i96 A,
                  7.75%, 06/01/13............................................................          522,045
   1,015,000    Lewisburg, TN, IDR Bds. (Mead Corp. Prj.), 7.875%, 02/01/00..................        1,036,823
     335,000    McMinn Cnty., TN, Ind. Dev. Brd. Rev. Bds., (S.S. Kresge Co.), 8.00%,
                  11/01/00...................................................................          335,549
     450,000    New Tazewell, TN, Hlth. Educational & Hsg. Fac. Brd. IDR Bds. (Wessex
                  Corp. New Tazewell Prj.) Ser. '87, 10.00%, 06/01/17........................          455,972
     395,000    Sevier Cnty., TN, Ind. Dev. Brd. IDR Bds. (The Kroger Co. and Super X
                  Prj.) Ser. A, 10.25%, 11/01/06.............................................          407,561
                                                                                               ---------------
                                                                                                     3,420,206
                                                                                               ---------------

                                  25



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                TEXAS - (5.99%)
  $12,525,000   Austin, TX, Hsg. Fin. Corp., Sngl. Fam. Mtg. Rev. Bds., Ser. `84,
                  Zero Cpn., 02/01/16........................................................  $     1,499,368
    1,000,000   Brazos River Auth., TX, Rev. Ref. Collateralized Bds. (Houston L&P
                  Co. Prj.) `88 Ser. C, 8.10%, 05/01/19......................................        1,043,460
    1,250,000   The City of San Antonio (Texas) Hlth. Fac. Dev. Corp. Econ. Dev. Rev.
                  Bds. (Encore Nursing Ctr. Partners, Ltd. - 85), 8.25%, 12/01/19............        1,392,700
      260,000   Dallas, TX, Civic Ctr. Convention Complex, Sr. Lien Rev. Bds., Ser. i85,
                  8.30%, 01/01/00............................................................          262,831
      150,000   Dallas, TX, Civic Ctr. Convention Complex, Sr. Lien Rev. Bds., Ser. i85,
                  8.50%, 01/01/04............................................................          151,709
      965,000   Dallas, TX, Civic Ctr. Convention Complex, Sr. Lien Rev. Bds., Ser. i85,
                  8.60%, 01/01/07............................................................          972,942
      250,000   Grand Prairie Hsg. Fin. Corp., Grand Prairie, TX, Sngl. Fam. Mtg. Rev.
                  Bds., Ser. '85, Ryan Mtg. Co. - Admin.-Servicer, 9.875%, 09/01/05..........          253,378
    1,525,000   Harris Cnty., TX, Hlth. Fac. Dev. Corp. Rev. Bds. (Adj. Conv. Extendible
                  Secs.), GTR Houston Pooled Hlth. Care, 7.375%, 12/01/25....................        1,542,050
       30,000   Houston, TX, Hsg. Corp. No. 1 Rev. Bds., Long Drive Apartments - Section
                  8 Assisted, 9.00%, 02/01/20................................................           33,957
      985,000   Jefferson Cnty., TX, Hlth. Fac. Dev. Corp. Hosp. Rev. Bds. (Baptist
                  Healthcare Sys. Prj.) Ser. '91, 8.875%, 06/01/21...........................        1,043,017
      140,000   North, TX, Hlth. Fac. Dev. Corp. Hosp., Rev. Ref. Bds., (Bethania Reg'l.
                  Hlth. Care) Ser. `87, 7.20%, 03/01/13......................................          143,088
      995,000   Southeast TX, Hsg. Fin. Corp. Multi-Fam. Hsg. Rev., 1st Mtg. Rev. Bds.
                  (The Ridge Apartments Prj.), 8.30%, 11/01/23+..............................          597,000
      180,000   Tarrant Cnty., TX, Hlth. Fac. Dev. Corp. Hlth. Sys. Rev. Bds. (Harris
                  Methodist Hlth. Sys.) Ser. `87 A, 6.875%, 09/01/12.........................          184,001
      100,000   Terrell, TX, Pub. Hosp. Corp. Rev. Bds. (American Med. Int'l Inc.)
                  Ser. `76, 7.375%, 02/01/06.................................................          102,518
      915,000   Texas Hsg. Agy., Residential Mtg. Rev. Bds., Ser. '87D, 8.40%, 01/01/21......          960,192
      195,000   Texas St. Higher Educ. Coordinating Brd., College Student Loan Rev. Bds.,
                  7.20%, 04/01/02............................................................          205,054
    2,000,000   Texas St. Tax & Rev. Anticipation Rev. Notes, Ser. A, 4.75%, 08/31/98........        2,017,380
       45,000   Texas Wtr. Res. Fin. Auth. Rev. Bds., Ser. '89, 7.625%, 08/15/08.............           47,201
      380,000   Texas Wtr. Res. Fin. Auth. Rev. Bds., Ser. '89, 7.50%, 08/15/13..............          402,359
      255,000   Tomball, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                  Unlimited G.O., Zero Cpn., 02/15/13........................................           94,567
      745,000   Tomball, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                  Unlimited G.O., Zero Cpn., 07/01/22........................................          267,775
      400,000   Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. Bds. (East TX Med. Ctr. Reg'l
                  Healthcare Sys. Prj.) Ser. `97 B, 5.50%, 11/01/17..........................          401,028
                                                                                               ---------------
                                                                                                    13,617,575
                                                                                               ---------------

                                  26



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                UTAH - (1.40%)
$   2,020,000   Intermountain Pwr. Agy., UT, Pwr. Supply Rev. Bds. (FGIC Insured)
                  `87 Ser. B, 7.00%, 07/01/15................................................  $     2,065,288
      700,000   Intermountain Pwr. Agy., UT, Pwr. Supply Rev. Bds., Cap. Appreciation,
                  `87 Ser. D, Zero Cpn., 07/01/20............................................          115,213
    1,000,000   Utah Hsg. Fin. Agy. Rev. Bds. (RHA Community Services of Utah,
                  Inc. Prj.) Ser. `97 A, 6.875%, 07/01/27....................................          999,850
                                                                                               ---------------
                                                                                                     3,180,351
                                                                                               ---------------
                VERMONT - (0.68%)
    1,500,000   Vermont Hsg. Fin. Agy. Multi-Fam. Hsg. Bds., '79 Ser. A, 8.50%,
                  02/15/21...................................................................        1,552,500
                                                                                               ---------------
                VIRGINIA - (0.18%)
      270,000   IDA of Covington-Alleghany Cnty., VA, IDR Ref. Bds. (Beverly
                  Enterprises, Inc. Prj.) Ser. '91, 9.375%, 09/01/01.........................          295,431
      115,000   Virginia St. Res. Auth. Wtr. & Swr. Sys. Rev. Bds. (Pooled Loan Prg.)
                  Ser. `97 A, 7.50%, 11/01/17................................................          116,510
                                                                                               ---------------
                                                                                                       411,941
                                                                                               ---------------
                WASHINGTON - (2.19%)
      400,000   King Cnty., WA, Unlimited G.O., Ser. A i78, 6.50%, 12/01/12..................          400,924
      700,000   Washington St. Hsg. Fin Comm. Sngl. Fam. Rev. Bds., Ser. `97 A,
                  5.75%, 12/01/28 ...........................................................          698,929
    2,000,000   Washington St. Public Pwr. Supply Sys. Rev. Ref. Bds. (Nuclear Prj. No. 1)
                  Ser. `97 B, 5.125%, 07/01/16 ..............................................        1,937,760
    2,000,000   Washington St. Public Pwr. Supply Sys. Rev. Ref. Bds. (Nuclear Prj. No. 1)
                  Ser. `97 B, 5.125%, 07/01/17 ..............................................        1,931,180
                                                                                               ---------------
                                                                                                     4,968,793
                                                                                               ---------------
                WEST VIRGINIA - (2.84%)
      385,000   Beverly, WV, Hsg. Corp. Mtg. Rev. Bds., Ser. `81 (Beverly Manor/FHA -
                  Insured/Section 8 Prj.), 11.00%, 11/15/22..................................          448,964
      270,000   Glasgow, WV, Hlth. Fac. Rev. Ref. Bds. (Beverly Enterprises, Inc. Prj.)
                  Ser. '91, 9.50%, 09/01/01.................................................           294,254
      300,000   The Ohio Cnty. Bldg. Comm., WV, Hlth. Sys. Rev. Ref. Bds. (Ohio
                  Valley Med. Ctr. Issue) Ser. `85, 9.40%, 01/01/00..........................          303,624
      950,000   The Ohio Cnty. Bldg. Comm., WV, Hlth. Sys. Rev. Ref. Bds. (Ohio
                  Valley Med. Ctr. Issue) Ser. `85, 9.50%, 01/01/05..........................          955,634
    3,440,000   The Ohio Cnty. Bldg. Comm., WV, Hlth. Sys. Rev. Ref. Bds. (Ohio
                  Valley Med. Ctr. Issue) Ser. `85, 9.625%, 01/01/13.........................        3,508,800
       65,000   Putnam Cnty., WV, IDR (IDR Bds.) Rite Aid West Virginia Inc., 10.375%,
                  11/01/02...................................................................           65,105
      870,000   West Virginia Hsg. Dev. Fd., Rental Dev. Prg. Bds., Ser. C (Section 8
                  Assisted Dev.), 10.00%, 07/01/15...........................................          870,835
                                                                                               ---------------
                                                                                                     6,447,216
                                                                                               ---------------

                                  27



DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997
==============================================================================================================
                                                                                                  VALUE
  PRINCIPAL                                                                                      (NOTE 1)
  ---------                                                                                      --------
                MUNICIPAL BONDS - CONTINUED
                WISCONSIN - (3.95%)
$     300,000   Clear Lake, WI, Sewer Sys. Mtg. Rev. Bds., 8.00%, 08/01/11...................  $       322,479
      170,000   Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
                  Ser. D, 9.125%, 07/01/05...................................................          170,704
    4,040,000   Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
                  Ser. D, 9.25%, 07/01/12....................................................        4,147,046
    1,440,000   Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership Rev. Bds.,
                  Ser. `88 D, 7.90%, 09/01/05................................................        1,480,651
    1,595,000   Wisconsin St. Hlth. & Educational Fac. Auth. Rev. Bds. (RFDF Inc. Prj.)
                  Ser. `97, 7.375%, 07/15/27.................................................        1,581,443
    1,000,000   Wisconsin St. Hlth. & Educational Fac. Auth. Rev. Ref. Bds. (Aurora
                  Healthcare Inc.) Ser. `97, 5.25%, 08/15/27.................................          955,010
      325,000   Wisconsin St. Hlth. Fac. Auth. Rev. Bds., (Good Samaritan Med. Ctr.)
                  Ser. `87, 7.00%, 03/01/09..................................................          332,218
                                                                                               ---------------
                                                                                                     8,989,551
                                                                                               ---------------
                WYOMING - (0.04%)
      105,000   Wyoming Community Dev. Auth. Insured Bds., Sngl. Fam. Mtg., Cap.
                  Appreciation, Ser. B, Zero Cpn., 06/01/11..................................           99,835
                                                                                               ---------------

                  Total Municipal Bonds - (identified cost $210,544,585).....................      212,127,822
                                                                                               ---------------

                  SHORT TERM - (7.20%)
   16,370,000   Federal Home Loan Bank Discount Notes, 6.00%, 10/01/97
                  - (identified cost $16,370,000)............................................       16,370,000
                                                                                               ---------------


                      Total investments - (identified cost $226,914,585)(100.49%) (a)........      228,497,822
                      Liabilities less other assets - (0.49%)................................       (1,113,433)
                                                                                               ---------------
                           Net assets - (100%)...............................................  $   227,384,389
                                                                                               ===============

(a)  Aggregate cost for Federal income tax purposes is $226,914,585.
At September 30, 1997 unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                Unrealized appreciation......................................................  $     3,239,828
                Unrealized depreciation......................................................       (1,656,591)
                                                                                               ---------------
                      Net unrealized appreciation............................................  $     1,583,237
                                                                                               ===============

*  Security is paying less than stated interest rate.
+  Security is in default.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1997

=============================================================================================================
ASSETS:
     Investments in securities, at value (identified cost $226,914,585) (Note 1).............  $  228,497,822
     Cash....................................................................................         316,612
     Receivables:
         Interest............................................................................       4,259,417
         Capital stock sold..................................................................       9,446,401
         Investment securities sold..........................................................      15,166,023
     Prepaid expenses........................................................................          20,197
                                                                                               --------------
                  Total assets...............................................................     257,706,472
                                                                                               --------------

LIABILITIES:

     Payables:
         Capital stock reacquired............................................................          68,562
         Investment securities purchased....................................................       29,863,227
         Commissions to distributor (Note 4).................................................         153,010
     Accrued expenses........................................................................         237,284
                                                                                               --------------
                  Total liabilities..........................................................      30,322,083
                                                                                               --------------

NET ASSETS (NOTE 5)..........................................................................  $  227,384,389
                                                                                               ==============

     CLASS A SHARES
         Net assets..........................................................................  $   92,020,383
         Shares outstanding..................................................................       9,977,733
         Net asset value and redemption price per share (net assets/shares outstanding)......        $   9.22
                                                                                                     ========
         Maximum offering price per share (100/95.25 of $9.22)...............................        $   9.68
                                                                                                     ========

     CLASS B SHARES
         Net assets..........................................................................  $  132,933,621
         Shares outstanding..................................................................      14,463,987
         Net asset value, offering and redemption price per share (net assets/
           shares outstanding)...............................................................        $   9.19
                                                                                                     ========

     CLASS C SHARES
         Net assets..........................................................................  $    2,430,385
         Shares outstanding..................................................................         262,665
         Net asset value, offering and redemption price per share (net assets/
           shares outstanding)...............................................................        $   9.25
                                                                                                     ========

NET ASSETS CONSIST OF:

     Undistributed net income................................................................  $    1,385,348
     Unrealized appreciation on investments..................................................       1,583,237
     Accumulated net realized gain...........................................................       1,352,494
     Paid-in capital.........................................................................     223,063,310
                                                                                               --------------
                  Net assets.................................................................  $  227,384,389
                                                                                               ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997

==============================================================================================================
INVESTMENT INCOME:

     Income:
         Interest............................................................................  $    12,913,236
                                                                                               ---------------

     Expenses:
         Management fees (Note 3)..........................................  $      1,065,546
         Custodian fees....................................................           136,745
         Transfer agent fees...............................................           152,797
         Audit fees........................................................            37,720
         Legal fees.......................................................             25,854
         Accounting fees (Note 3)..........................................            64,586
         Reports to shareholders...........................................            56,073
         Directors fees and expenses.......................................            59,871
         Registration and filing fees......................................            63,570
         Miscellaneous.....................................................            21,451
         Commissions paid under distribution plan (Note 4)
              Class A......................................................           129,433
              Class B......................................................         1,099,299
              Class C......................................................               992
                                                                             ---------------
                      Total expenses........................................................         2,913,937
         Fee Reduction (Note 7)..............................................................           (4,520)
                                                                                               ---------------
              Net Expenses...................................................................        2,909,417
                                                                                               ---------------
                      Net investment income..................................................       10,003,819
                                                                                               ---------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain from investment transactions...............................................        1,392,396
Net decrease in unrealized appreciation of investments during the period.....................         (127,490)
                                                                                               -----------------
              Net realized and unrealized gain on investments................................        1,264,906
                                                                                               ----------------
              Net increase in net assets resulting from operations...........................  $    11,268,725
                                                                                               ===============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

==============================================================================================================



                                                                      YEAR ENDED            YEAR ENDED
                                                                     SEPTEMBER 30,         SEPTEMBER 30,
OPERATIONS:                                                              1997                  1996
                                                                     -------------         -------------
Net investment income...........................................  $     10,003,819      $      9,885,893
Net realized gain from investment transactions.................          1,392,396               419,913
Net decrease  in unrealized appreciation
         of investments.........................................          (127,490)           (1,166,075)
                                                                  ----------------      ----------------
              Net increase in net assets resulting
                  from operations...............................        11,268,725             9,139,731

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Distribution from net investment income
              Class A ($0.59 and $0.54 per share, respectively).        (3,300,319)           (2,654,081)
              Class B ($0.52 and $0.48 per share, respectively).        (6,339,753)           (6,209,444)
              Class C ($0.02 per share).........................              (767)                   -
     Distribution from gains from investment transactions
              Class A ($0.02 and $0.06 per share, respectively).           (78,623)             (290,460)
              Class B ($0.02 and $0.06 per share, respectively).          (178,821)             (814,882)

CAPITAL SHARE TRANSACTIONS (Note 5).............................        71,697,040           (17,041,893)
                                                                  ----------------           -----------


         Total increase (decrease) in net assets................        73,067,482           (17,871,029)

NET ASSETS:
Beginning of year ..............................................       154,316,907           172,187,936
                                                                  ----------------      ----------------
End of year (including undistributed net investment
          income of $1,385,348 and $1,022,368, respectively) ...  $    227,384,389      $    154,316,907
                                                                  ================      ================


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENT
At September 30, 1997
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Davis Tax-Free High Income Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. The Fund may invest in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption and the Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred shares charge. Class Y shares are only available to certain qualified investors. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION
        Municipal bonds are normally valued on the basis of prices provided by a pricing service. Securities not priced in this manner are priced at the last sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and ask prices provided by investment dealers. Short-term obligations are valued at amortized cost, which approximates value. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its tax-exempt and taxable income to shareholders. Therefore, no provision for federal income tax is required.

SECURITIES TRANSACTIONS
        Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost.

INVESTMENT INCOME AND DISTRIBUTIONS  TO  SHAREHOLDERS
        Interest income is recorded on the accrual basis. Dividends and distributions to shareholders are recorded on the ex-dividend date. Premiums on tax-exempt securities, original issue discounts and market discounts are amortized to investment income for financial reporting and tax purposes. Premiums are amortized over the life of the respective securities or to the earliest call date, if applicable.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

        Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 1997, were $240,835,878 and $179,697,114, respectively.

DAVIS TAX-FREE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1997
===============================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The agreement provides for a monthly fee of .054167 of 1% (equivalent to .65 of 1% per annum) of the first $250 million of average daily net assets of the Fund.

        Effective June 1, 1997, Davis Distributors, LLC (the "Distributor"), and subsidiary of the Adviser, became the Underwriter and Distributor of the Fund. Until June 1, 1997, the Adviser also acted as Underwriter and Distributor. The Distributor is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 1997 amounted to $12,000. The Distributor is also paid for certain transfer agent services. The fee for the year ended September 30, 1997 amounted to $8,728.

        The Adviser is paid for certain accounting services. The fee for the year ended September 30, 1997 amounted to $64,586. Certain directors and the officers of the Fund are also officers and directors of the general partner of the Adviser.

        Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

        Stamper Capital & Investments, Inc. ("Stamper") acts as sub-adviser of the Fund. Stamper manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Stamper. Stamper receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended September 30, 1997, Davis Distributors, LLC (or its predecessor, Davis Selected Advisers, L.P.), the Fund's Underwriter (the "Underwriter") received $1,397,658 from commissions earned on sales of Class A shares of the Fund of which $228,998 was retained by the Underwriter and the remaining $1,168,660 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the year ended September 30, 1997 was $129,433.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

DAVIS TAX-FREE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1997
===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - (CONTINUED)

       The Fund compensates the Distributor with a 4% commission on the proceeds from the sale of the Fund's Class B shares (subject to the limits described below) and the Distributor pays 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be paid to the Distributor in connection with the distribution of its shares. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the new 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended September 30, 1997, Class B shares of the Fund made distribution plan payments which included commissions of $834,477 and maintenance fees of $264,822.

       Commissions earned by the Distributor during the year ended September 30, 1997 on the sale of Class B shares of the Fund amounted to $1,495,059 of which $1,311,520 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $2,900,917, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charge paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 1997 the Distributor received contingent deferred sales charges from Class B shares of the Fund of $148,296.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. During the year ended September 30, 1997, Class C shares of the Fund made distribution payments of $992.

NOTE 5 - CAPITAL STOCK

        At September 30, 1997, there were 1,000,000,000 shares of capital stock ($0.01 par value per share) authorized. Transactions in capital stock were as follows:

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1997

==============================================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)
                                                                                    FOR THE YEAR ENDED
CLASS A                                                                             SEPTEMBER 30, 1997
                                                                             ---------------------------------
                                                                                  SHARES            AMOUNT
                                                                             ---------------   ---------------
Shares sold..........................................................            6,872,383     $    63,146,106
Shares issued to shareholders in connection with
      reinvestment of distributions..................................              211,487           1,933,280
                                                                             -------------     ---------------
                                                                                 7,083,870          65,079,386
Shares reacquired....................................................           (2,004,557)        (18,369,419)
                                                                             -------------     ---------------
        Net increase.................................................            5,079,313     $    46,709,967
                                                                             =============     ===============


                                                                                    FOR THE YEAR ENDED
                                                                                    SEPTEMBER 30, 1996
                                                                             ---------------------------------
                                                                                 SHARES             AMOUNT
                                                                             ---------------   ---------------
Shares sold..........................................................              773,907     $     7,021,638
Shares issued to shareholders in connection with
      reinvestment of distributions..................................              177,168           1,612,514
                                                                             -------------     ---------------
                                                                                   951,075           8,634,152
Shares reacquired....................................................           (1,001,194)         (9,115,251)
                                                                             --------------    ---------------
        Net decrease.................................................              (50,119)    $      (481,099)
                                                                             =============     ===============


                                                                                    FOR THE YEAR ENDED
CLASS B                                                                             SEPTEMBER 30, 1997
                                                                             ---------------------------------
                                                                                 SHARES           AMOUNT
                                                                             ---------------   ---------------
Shares sold..........................................................            4,212,644     $    38,566,676
Shares issued to shareholders in connection with
      reinvestment of distributions..................................              352,552           3,214,140
                                                                             -------------     ---------------
                                                                                 4,565,196          41,780,816
Shares reacquired....................................................           (2,103,052)        (19,216,556)
                                                                             --------------    ---------------
        Net increase.................................................            2,462,144     $    22,564,260
                                                                             =============     ===============


                                                                                    FOR THE YEAR ENDED
                                                                                    SEPTEMBER 30, 1996
                                                                             ---------------------------------
                                                                                 SHARES           AMOUNT
                                                                             ---------------   ---------------

Shares sold..........................................................            1,020,583     $     9,284,218
Shares issued to shareholders in connection with
      reinvestment of distributions..................................              392,264           3,564,753
                                                                             -------------     ---------------
                                                                                 1,412,847          12,848,971
Shares reacquired....................................................           (3,234,911)        (29,409,765)
                                                                             -------------     ---------------
        Net decrease.................................................           (1,822,064)    $   (16,560,794)
                                                                             =============     ===============

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1997

===============================================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                                        AUGUST 18, 1997
                                                                                         (COMMENCEMENT
                                                                                        OF OPERATIONS)
                                                                                            THROUGH
CLASS C                                                                               SEPTEMBER 30, 1997
                                                                               -------------------------------
                                                                                   SHARES           AMOUNT
                                                                               ------------   ----------------
Shares sold..........................................................              262,631     $     2,422,498
Shares issued to shareholders in connection with
      reinvestment of distributions..................................                   34                 315
                                                                               -----------     ---------------
                                                                                   262,665           2,422,813
Shares reacquired....................................................                    -                   -
                                                                               -----------     ---------------
        Net increase.................................................              262,665     $     2,422,813
                                                                               ===========     ===============

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

          An annual meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Fund, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of Christian R. Sonne, LeRoy E. Hoffberger and Jeremy H. Biggs as directors of the Fund. With respect to consideration of the Sub-Advisory Agreement, 10,033,542 votes were cast in favor, 174,902 votes were cast against and 1,061,223 votes abstained. With respect to election of Mr. Sonne, 10,567,948 votes were cast in favor, 701,721 votes were withheld. With respect to the election of Mr. Hoffberger, 10,560,253 votes were cast in favor and 709,416 votes were withheld. With respect to the election of Mr. Biggs, 10,541,838 votes were cast in favor and 727,830 votes were withheld. The terms of office of Wesley E. Bass, Jr., Marc P. Blum, Shelby M.C. Davis, Eugene M. Feinblatt, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, Laurence W. Levine and Edwin R. Werner also continued after the meeting.

NOTE 7 - CUSTODY FEES

             Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $4,520 during the year ended September 30, 1997.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
============================================================================

The following financial information represents financial highlights for each share of capital stock outstanding throughout each period:

CLASS A

                                                                                                 TEN MONTHS
                                                          YEAR ENDED SEPTEMBER 30,                  ENDED
                                                        ---------------------------             SEPTEMBER 30,
                                                          1997                 1996                 1995
                                                          ----                 ----                 ----
Net Asset Value, Beginning
   of Period.......................................     $ 9.15                $ 9.19               $ 8.90
                                                        ------                ------               ------

Income From Investment  Operations
   Net Investment Income...........................        .57                   .61                  .40
   Net Gains or Losses on Securities  (both
     realized and unrealized)......................        .11                  (.05)                 .30
                                                        -------               ------               -------
         Total From  Investment Operations.........        .68                   .56                  .70
                                                        -------               ------               -------

Less Distributions
   Dividends (from net
     investment income)............................       (.59)                 (.54)                (.40)
   Distribution from gains from investment
     transactions..................................       (.02)                 (.06)                (.01)
                                                        ------                ------               ------
         Total Distributions.......................       (.61)                 (.60)                (.41)
                                                        ------                ------               ------

Net Asset Value, End of Period.....................     $ 9.22                $ 9.15               $ 9.19
                                                        ======                ======               ======

Total Return (1)...................................       7.66%                 6.33%                7.93%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted).................................    $92,020               $44,828              $45,461
   Ratio of Expenses to
     Average Net Assets............................       1.26%(2)              1.36%                1.43%*
   Ratio of Net Income to
     Average Net Assets............................       6.60%                 6.64%                5.95%*

   Portfolio Turnover Rate.........................     112.71%               106.55%              127.80%



(1) Sales charges are not reflected in calculation.
(2) Ratio of  expenses  to average  net assets  after the  reduction  of  custodian  fees under a  custodian agreement were 1.25% for September 30, 1997.  Prior to 1996, such reductions were reflected in the the expense ratios.

* Annualized

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
==============================================================================

CLASS B

                                                             YEAR ENDED SEPTEMBER 30,
                                         -----------------------------------------------------
                                            1997      1996       1995         1994        1993
                                            ----      ----       ----         ----        ----
Net Asset Value, Beginning
   of Period........................       $ 9.12     $ 9.17     $  9.09     $ 9.65      $ 9.49
                                           ------     ------     -------     ------      ------

Income From Investment  Operations
   Net Investment Income............          .53        .54         .48        .44         .54
   Net Gains or Losses on Securities
     (both realized and unrealized).          .08       (.05)        .10       (.18)        .29
                                           ------     ------     -------     ------      ------
       Total From  Invest-
         ment Operations............          .61        .49         .58        .26         .83
                                           ------     ------     -------     ------      ------

Less Distributions
   Dividends (from net
     investment income).............         (.52)      (.48)       (.48)      (.44)       (.54)
   Distribution from gains
     from                                    (.02)      (.06)       (.01)      (.28)         -
     investment transactions........
   Distribution in excess
     of net investment income.......         -           -          (.01)      (.07)       (.10)
   Tax Return of capital
      distributions.................         -           -                     (.03)       (.03)
                                           ------     ------     -------      -----      ------
       Total Distributions..........         (.54)      (.54)       (.50)      (.82)       (.67)
                                          -------     ------     -------     ------      ------

Net Asset Value, End of Period......       $ 9.19     $ 9.12      $ 9.17     $ 9.09      $ 9.65
                                           ======     ======     =======     ======      ======

Total Return (1)....................         6.89%      5.51%       6.64%      2.81%       9.10%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..................     $132,934   $109,488    $126,727   $188,874    $164,018
   Ratio of Expenses to
     Average Net Assets.............         2.02%      2.10%       2.14%      2.07%       2.26%
   Ratio of Net Income to
     Average Net Assets.............         5.87%      5.89%       5.37%      4.49%       5.50%

   Portfolio Turnover Rate..........       112.71%    106.55%     127.80%    113.46%     107.80%

(1) Sales charges are not reflected in calculation.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

==============================================================================================================

                                                           AUGUST 18, 1997
                                                            (COMMENCEMENT
                                                            OF OPERATIONS)
CLASS C                                                        THROUGH
                                                             SEPTEMBER 30,
                                                                  1997
                                                           ---------------
Net Asset Value, Beginning
   of Period............................                         $ 9.20
                                                                 ------

Income From Investment  Operations
   Net Investment Income................                            .04
   Net Gains on Securities  (both
     realized and unrealized)...........                            .03
                                                                -------
       Total From  Invest-
         ment Operations................                            .07
                                                                -------

Less Distributions
   Dividends (from net
     investment income).................                           (.02)
   Distribution from gains
     from                                                           -
     investment transactions............
   Distribution in excess
     of net investment income...........                            -
   Tax Return of capital
      distributions.....................                            -
                                                                 ------
       Total Distributions..............                           (.02)
                                                                 ------

Net Asset Value, End of Period..........                         $ 9.25
                                                                 ======

Total Return (1)........................                           0.77%


Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)......................                      $   2,430
   Ratio of Expenses to
     Average Net Assets.................                           2.03%*
   Ratio of Net Income to
     Average Net Assets.................                           5.85%*

   Portfolio Turnover Rate..............                         112.71%

(1) Sales charges are not reflected in calculation.

*  Annualized

DAVIS TAX-FREE HIGH INCOME FUND, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
===============================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS TAX-FREE HIGH INCOME FUND, INC.


       We have audited the accompanying statement of assets and liabilities of Davis Tax Free High Income Fund, Inc., including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Tax-Free High Income Fund, Inc. as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                                           TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
November 11, 1997

                              DAVIS TAX-FREE HIGH
                               INCOME FUND, INC.

                124 East Marcy Street Santa Fe, New Mexico 87501
===============================================================================

                       DIRECTORS                   OFFICERS
                       Wesley E. Bass, Jr          Jeremy H. Biggs
                       Jeremy H. Biggs.               Chairman
                       Marc P. Blum                Shelby M.C. Davis
                       Andrew A. Davis                President
                       Christopher C. Davis        Eileen R. Street
                       Eugene M. Feinblatt            Vice President, Treasurer
                       Jerry D. Geist                 & Assistant Secretary
                       D. James Guzy               Andrew A. Davis
                       G. Bernard Hamilton            Vice President
                       LeRoy E. Hoffberger         Christopher C. Davis
                       Laurence W. Levine             Vice President
                       Christian R. Sonne          Carolyn H. Spolidoro
                       Edwin R. Werner                Vice President
                                                   Sharra L. Reed
                                                      Assistant Treasurer
                                                      & Assistant Secretary
INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA  02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania 19102-1707

FOR MORE INFORMATION ABOUT DAVIS TAX-FREE HIGH INCOME FUND INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.